                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement           / /  Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         ALIGN-RITE INTERNATIONAL INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

                                          N/A

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     (2)  Aggregate number of securities to which transaction applies:

                                          N/A

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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

[LOGO]                      ALIGN-RITE INTERNATIONAL, INC.

                                                                   July 19, 1996

Dear Shareholder:

     You are cordially invited to attend the 1996 Annual Meeting of Shareholders of Align-Rite International, Inc. ("Align-Rite" or the "Company") to be held on Thursday, August 15, 1996. We sincerely hope that you will be able to attend the meeting which will be held at the Burbank Hilton Hotel, 2500 Hollywood Way, Burbank, California 91505, beginning at 11:00 a.m., local time.

     At this meeting you are being asked to elect a Board of Directors for the ensuing year. James L. Mac Donald, Jeffrey R. Lee, Petar N. Katurich, Alan G. Duncan and Andrew C. Wang are the nominees for re-election to the Board of Directors to serve until their terms expire at the 1997 Annual Meeting of Shareholders. You are also being asked to approve the adoption of the Align-Rite International, Inc. Employee Stock Purchase Plan and to approve amendments to the Align-Rite International, Inc. 1995 Stock Option Plan. Your Board of Directors recommends that you vote "FOR" these proposals.

     The members of the Board of Directors and management look forward to personally greeting as many shareholders as possible at the Annual Meeting. However, whether or not you plan to attend personally, and regardless of the number of shares you own, it is important that your shares be represented.

     Although you presently may plan to attend the Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

                                          Sincerely,

                                          /s/ James L. MacDonald

                                          James L. Mac Donald
                                          Chairman of the Board, President and
                                          Chief Executive Officer

                         ALIGN-RITE INTERNATIONAL, INC.
                              2428 ONTARIO STREET
                           BURBANK, CALIFORNIA 91504

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 15, 1996

     The Annual Meeting of Shareholders of Align-Rite International, Inc., a California corporation ("Align-Rite" or the "Company"), will be held at the Burbank Hilton Hotel, 2500 Hollywood Way, Burbank, California 91505, beginning at 11:00 a.m., local time., on Thursday, August 15, 1996, for the following purposes:

          (1) To elect a Board of Directors to hold office for a one-year term or until their successors are elected and qualified;

          (2) To approve the adoption of the Align-Rite International, Inc. Employee Stock Purchase Plan and the reservation of 75,000 shares of the Company's Common Stock for issuance thereunder;

          (3) To approve amendments to the Align-Rite International, Inc. 1995 Stock Option Plan (the "Plan") (i) to authorize the grant of options under the Plan to any non-employee director who serves as a director of any subsidiary of the Company and (ii) to expand the definition of persons who are eligible to receive awards under the Plan to include any officer or key employee of any subsidiary of the Company and any consultant to any subsidiary of the Company whether or not such consultant is an employee; and

          (4) To transact such other business as may properly come before the Annual Meeting and at any adjournment thereof.

     Shares represented by properly executed proxies will be voted in accordance with the specifications therein. It is the intention of the Board of Directors that shares represented by proxies, which are not limited to the contrary, will be voted for: (1) the election of the directors named in the attached Proxy Statement, (2) the approval of the adoption of the Align-Rite International, Inc. Employee Stock Purchase Plan and (3) the approval of the amendments to the Align-Rite International, Inc. 1995 Stock Option Plan.

     The Board of Directors has fixed the close of business on July 8, 1996 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

                                          By Order of the Board of Directors

                                          /s/ Petar N. Katurich

                                          Petar N. Katurich
                                          Chief Financial Officer and Secretary

Burbank, California
July 19, 1996

                             YOUR VOTE IS IMPORTANT

     NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN PROMPTLY MAILING IN YOUR PROXY CARD.

                         ALIGN-RITE INTERNATIONAL, INC.
                              2428 ONTARIO STREET
                           BURBANK, CALIFORNIA 91504

                                PROXY STATEMENT

                            SOLICITATION OF PROXIES

     The accompanying proxy is being solicited by the Board of Directors of Align-Rite International, Inc. ("Align-Rite" or the "Company") for use at the Company's Annual Meeting of Shareholders to be held on Thursday, August 15, 1996, at 11:00 a.m. local time, at the Burbank Hilton Hotel, 2500 Hollywood Way, Burbank, California 91505, and at any adjournment thereof. This Proxy Statement and the accompanying proxy are first being mailed to shareholders on or about July 19, 1996.

     The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mail, but directors, officers and regular employees of the Company may solicit proxies personally or by telephone or special letter without any additional compensation. The Company also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     On July 8, 1996, the record date with respect to this solicitation for determining shareholders entitled to notice of and to vote at the Annual Meeting, 4,374,588 shares of the Company's Common Stock were outstanding. No shares of any other class of stock were outstanding. Only shareholders of record on such date are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Each shareholder of record is entitled to one vote for each share held on all matters to come before the Annual Meeting and at any adjournment thereof.

     All shares represented by each properly executed unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. An executed proxy may be revoked at any time before its exercise by filing with the Secretary of the Company, at 2428 Ontario Street, Burbank, California 91504, the principal executive office of the Company, a written notice of revocation or a duly executed proxy bearing a later date. The execution of the enclosed proxy will not affect a shareholder's right to vote in person should such shareholder find it convenient to attend the Annual Meeting and desire to vote in person.

     Votes cast by proxy or in person at the Annual Meeting will be counted by the person appointed by the Company to act as election inspector for the meeting. The election inspector will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the shareholders for a vote. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast."

     The election inspector will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees over which the broker or nominee lacks discretionary power to vote and for which the broker or nominee has not received specific voting instructions from the beneficial owner) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Company's Board of Directors consists of that number of directors as may be determined by the Board of Directors. The full Board of Directors consists of five directors. At the 1996 Annual Meeting of Shareholders, five directors are to be elected for a term of one year or until election and qualification of their successors.

     The accompanying proxies solicited by the Board of Directors will be voted for the election of the nominees named below, unless the proxy card is marked to withhold authority to vote for any nominee. The nominees are presently members of the Company's Board of Directors and were previously elected to their present terms of office by the shareholders of the Company.

     The nominees for election are:

              James L. Mac Donald
              Jeffrey R. Lee
              Petar N. Katurich
              Alan G. Duncan
              Andrew C. Wang

     If any of the nominees should become unavailable for election to the Board of Directors, the persons named in the proxy or their substitutes shall be entitled to vote for a substitute to be designated by the Board of Directors. Alternatively, the Board of Directors may reduce the number of directors. The Board of Directors has no reason to believe that it will be necessary to designate a substitute nominee or reduce the number of directors.

DIRECTOR NOMINEES

     The following table provides information regarding the nominees for election as directors of the Company. The ages shown are as of July 1, 1996.

                                                 BUSINESS EXPERIENCE                  DIRECTOR
         NAME AND AGE                             AND DIRECTORSHIPS                    SINCE
- ------------------------------    --------------------------------------------------  --------
James L. Mac Donald (49)          Chairman of the Board, President and Chief            1995
                                  Executive Officer of the Company. Mr. Mac Donald
                                  is also a Director of the British American Chamber
                                  of Commerce and a Fellow of the Institute of
                                  Directors.
Jeffrey R. Lee (51)               Executive Vice President and Chief Operating          1995
                                  Officer of the Company. Mr. Lee manages the United
                                  Kingdom operations of the Company. From 1976 to
                                  1980, Mr. Lee was General Manager of Transamerica,
                                  an independent photomask manufacturing company.
                                  Mr. Lee is a Fellow of the Institute of Directors.
Petar N. Katurich (33)            Chief Financial Officer of the Company since 1992.    1995
                                  From 1991 to 1992, Mr. Katurich was employed by a
                                  division of Cooke Media Group. From 1985 to 1990,
                                  Mr. Katurich was employed at Coopers & Lybrand
                                  LLP. Mr. Katurich is a Certified Public
                                  Accountant.
Alan G. Duncan (48)               Director of a subsidiary of the Company since         1995
                                  1986. Since 1989, Mr. Duncan has served as an
                                  executive director of Newmarket Venture Capital
                                  Plc, a venture capital fund quoted on the London
                                  Stock Exchange.
Andrew C. Wang, Ph.D. (58)        Director of a subsidiary of the Company since         1995
                                  1986. Dr. Wang is currently President and Chief
                                  Executive Officer of Optical Microwave Networks,
                                  Incorporated, a U.S. based microwave component
                                  manufacturer. Dr. Wang has also served as Chairman
                                  of the Board of Industrial Technology Investment
                                  Corporation, Taiwan Mask Corporation and EMMT
                                  Systems Corporation, each based in Taiwan.

DIRECTORS' FEES

     Directors who also are employees of the Company are reimbursed for expenses incurred in attending meetings of the Board of Directors but do not otherwise receive compensation for serving as directors of the Company. Each director who is not an employee of the Company is entitled to receive an annual fee of $5,000 for his services as a director, a fee of $1,500 for each Board meeting attended, $750 for each committee meeting attended and reimbursement for his expenses incurred in attending Board meetings. In addition, each director who is not an employee receives an annual grant of options to purchase 3,000 shares of the Company's Common Stock with an exercise price equal to the fair market value of a share of Common Stock on the date of grant. Moreover, subject to shareholder approval, directors who are also directors of any of the Company's subsidiaries receive an additional grant of options to purchase 1,000 shares of the Company's Common Stock for each subsidiary's Board on which they sit. Options granted under the non-employee director provisions of the Company's 1995 Stock Option Plan vest in three equal annual installments and are exercisable for ten years after the date of grant. See "Summary Description of the Plan -- Non-Employee Director Program" in Proposal 3.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Committees of the Board of Directors consist of an Audit Committee and a Compensation Committee, each of which is comprised solely of outside directors. During the fiscal year ended March 31, 1996, the Board of Directors held four meetings. All directors attended 75% or more of the total meetings of the Board of Directors and committees of the Board of Directors on which they served.

     Audit Committee. The Audit Committee is comprised of Messrs. Duncan and Wang and held one meeting during the fiscal year ended March 31, 1996. Its functions include recommending to the Board of Directors the engagement of the Company's independent certified public accountants, reviewing with such accountants the audit plan and results of their examination of the Consolidated Financial Statements and determining the independence of such accountants.

     Compensation Committee. The Compensation Committee is comprised of Messrs. Duncan and Wang and held two meetings during the fiscal year ended March 31, 1996. Its functions include reviewing and making recommendations with respect to compensation of officers and key employees, including the grant of options or other awards under the Company's 1995 Stock Option Plan.

REQUIRED VOTE

     In the election of directors, shares present but not voting will be disregarded (except for quorum purposes). No shareholder will be entitled to cumulate votes (i.e., cast for any candidate for election to the Board of Directors, a number of votes greater than the number of the shareholder's shares) unless the names of the candidate or candidates have been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates who have been nominated. If voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected and the votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the shareholder may determine. In the event of cumulative voting, the proxy holders intend to distribute the votes represented by the proxies solicited hereby in such proportions as they see fit. If the voting is not conducted by cumulative voting, each share will be entitled to one vote and the holders of a majority of the shares voting at the meeting will be able to elect all of the directors if they choose to do so. In such event, the other shareholders will be unable to elect any director. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. On all other matters, each share is entitled to one vote. Votes cast against a candidate or votes withheld will have no legal effect. Any unmarked proxies, including those submitted by brokers or nominees, will be voted as indicated on the accompanying proxy card.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

          SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth information as of July 8, 1996 with respect to the beneficial ownership of the Company's Common Stock by each person who is known by the Company to beneficially own more than 5% of the Company's Common Stock, each director or nominee of the Company, each executive officer listed in the Summary Compensation Table below and all directors and officers as a group. Except as otherwise indicated, beneficial ownership includes both voting and investment power with respect to the shares shown.

                            SECURITY OWNERSHIP TABLE

                                                                    AMOUNT AND
                                                                    NATURE OF
                                                                    BENEFICIAL     PERCENT OF
                       NAME OF BENEFICIAL OWNER                     OWNERSHIP        CLASS
    --------------------------------------------------------------  ----------     ----------
    Heartland Advisors, Inc.(1)...................................    479,000         10.95%
    Miller Anderson & Sherrerd, LLP(2)............................    299,400          6.84%
    James L. Mac Donald(3)........................................    687,090         14.93%
    Jeffrey R. Lee(4).............................................    180,345          4.09%
    Petar N. Katurich(5)..........................................     10,666             *
    Alan G. Duncan(6).............................................     11,000             *
    Andrew C. Wang(7).............................................     11,000             *
    All directors and executive officers as a group (5
      persons)(8).................................................    900,101         19.27%

- ------------------

  *  Less than 1%.

 (1) According to a Schedule 13G, dated March 7, 1996, filed with the Securities and Exchange Commission, Heartland Advisors, Inc., a registered investment advisor ("Heartland"), has sole voting power and sole dispositive power with respect to the shares. The mailing address of Heartland is 790 North Milwaukee Street, Milwaukee, Wisconsin 53202.

 (2) According to a Schedule 13G, dated February 12, 1996, filed with the Securities and Exchange Commission, Miller Anderson & Sherrerd, LLP, a registered investment advisor ("Miller Anderson"), has sole voting power as to 269,900 of the shares and sole dispositive power as to 299,400 of the shares. The mailing address of Miller Anderson is One Tower Bridge, West Conshohocken, Pennsylvania 19428.

 (3) Includes 226,140 shares subject to options that are currently exercisable or will become exercisable before September 6, 1996. The mailing address for Mr. Mac Donald is c/o Align-Rite International, Inc., 2428 Ontario Street, Burbank, CA 91504.

 (4) Includes 40,000 shares subject to options that are currently exercisable or will become exercisable before September 6, 1996.

 (5) Includes 10,666 shares subject to options that are currently exercisable or will become exercisable before September 6, 1996.

 (6) Includes 11,000 shares subject to options that are currently exercisable or will become exercisable before September 6, 1996.

 (7) Includes 9,000 shares subject to options that are currently exercisable or will become exercisable before September 6, 1996.

 (8) Includes 296,806 shares subject to options that are currently exercisable or will become exercisable before September 6, 1996. See Notes 3 through 7.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF EXECUTIVE COMPENSATION

     The following table sets forth all compensation for the fiscal years ended March 31, 1996 and 1995 earned by the Chief Executive Officer and the other most highly compensated executive officer of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG TERM(1)
                                            ANNUAL COMPENSATION            COMPENSATION
                                     ----------------------------------    ------------
                                                           OTHER ANNUAL      OPTIONS          ALL OTHER
                                     SALARY       BONUS    COMPENSATION      GRANTED         COMPENSATION
            NAME              YEAR     ($)         ($)         ($)             (#)               ($)
- ----------------------------  ----   -------     -------   ------------    ------------      ------------
James L. Mac Donald.........  1996   208,000     104,000      45,800(2)       111,396(3)        36,260(4)
  Chairman of the Board,      1995   190,440     129,000      18,050(5)       100,000(6)        32,941(7)
  President and Chief
  Executive Officer
Jeffrey R. Lee..............  1996   160,000(8)   40,540      12,000(5)           -0-            2,110(9)
  Vice President and Chief    1995   142,325(8)   35,000       6,600(5)        40,000(10)          812(9)
  Operating Officer

- ------------------

 (1) The Company has not issued stock appreciation rights or restricted stock awards. The Company currently has no "long-term incentive plan" as that term is defined in the applicable rules.

 (2) $33,800 of this amount represents an automobile allowance and the additional use of a company car. $12,000 of this amount represents amounts reimbursed for the payment of taxes in connection with life insurance premiums paid by the Company on behalf of Mr. Mac Donald.

 (3) These options were granted pursuant to the Company's 1995 Stock Option
     Plan.

 (4) $33,950 of this amount represents life insurance premiums paid by the Company on behalf of Mr. MacDonald. $2,310 of this amount represents the annual contribution by the Company to the Company's 401(k) Plan in the name of Mr. Mac Donald.

 (5) This amount represents an automobile allowance and in the case of Mr. Mac Donald the additional use of a Company car.

 (6) These options were granted pursuant to the Share Option Plan of Align-Rite International Limited ("ARI") are exercisable for shares of Common Stock of the Company.

 (7) $31,623 of this amount represents life insurance premiums paid by the Company on behalf of Mr. Mac Donald. $1,318 of this amount represents the annual contribution by the Company to the Company's 401(k) Plan in the name of Mr. Mac Donald.

 (8) Includes a $30,000 foreign tax adjustment payment.

 (9) These amounts represent annual contribution by the Company to the Company's 401(k) Plan in the name of Mr. Lee.

(10) These options were granted pursuant to the Share Option Plan of ARI and are exercisable for ordinary shares of ARI. The ordinary shares issuable upon exercise of the options are subject to a right of the Company to acquire such ordinary shares by issuing in exchange therefor an equal number of shares of Common Stock of the Company.

SUMMARY OF OPTION GRANTS

     The following table provides information with respect to grants of options during the most recently completed fiscal year to the Chief Executive Officer and the other most highly compensated executive officer of the Company.

                              OPTION GRANTS TABLE

                                              % OF TOTAL                                     POTENTIAL REALIZABLE VALUE
                              NUMBER OF        OPTIONS                                         AT ASSUMED ANNUAL RATES
                              SECURITIES      GRANTED TO                                     OF STOCK PRICE APPRECIATION
                              UNDERLYING      EMPLOYEES                                            FOR OPTION TERM
                               OPTIONS        IN FISCAL      EXERCISE    EXPIRATION    ---------------------------------------
            NAME               GRANTED           YEAR         PRICE         DATE          0%             5%             10%
- ----------------------------  ---------       ----------     --------    ----------    ---------      ---------      ---------
James L. Mac Donald.........   111,396(1)(2)     73.1%(2)     $ 3.32       7/25/05     1,217,558(3)   2,215,861(3)   3,747,454(3)
Jeffrey R. Lee..............       -0-              --            --            --            --             --             --

- ------------------

(1) These options were granted on 7/25/95 under the Company's 1995 Stock Option Plan (the "Plan"). The 111,396 options will become exercisable over a 10-year period at a rate of 10% per year. Such options were granted in connection with the successful completion of the Company's initial public offering and were contingent upon the surrender and cancellation of 83,547 shares of the Company's Common Stock by certain institutional shareholders of the Company.

    The Plan authorizes the issuance of up to 415,000 shares of Common Stock of the Company upon the exercise of options or in satisfaction of stock appreciation rights, restricted stock awards and performance share awards. An option granted under the Plan may be either an incentive stock option as defined in the Internal Revenue Code of 1986, as amended, or a non-statutory stock option. Incentive stock options may be granted to employees only. Unless previously terminated by the Board of Directors, the Plan will terminate on May 1, 2005. For a description of the Plan, see "Summary Description of the Plan" in Proposal 3.

(2) This number does not include an option to purchase 115,000 shares of the Company's Common Stock granted to Mr. Mac Donald in exchange for warrants to purchase 115,000 ordinary shares of ARI at an exercise price of $2.59 per share. This exchange was effected in connection with the Company's initial public offering and became effective as of July 21, 1995.

(3) Based on a closing market price as of the date of grant of $14.25.

SUMMARY OF OPTIONS EXERCISED

     The following table provides information with respect to the exercise of stock options during the most recently completed fiscal year by the Chief Executive Officer and the other most highly compensated executive officer of the Company together with the fiscal year-end value of unexercised options.

                   OPTION EXERCISES AND YEAR-END VALUE TABLE

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUE

                                                                                          VALUE OF
                                                                NUMBER OF               UNEXERCISED
                                                          SECURITIES UNDERLYING         IN-THE MONEY
                                   SHARES                 UNEXERCISED OPTIONS AT         OPTIONS AT
                                  ACQUIRED                   FISCAL YEAR-END         FISCAL YEAR-END(1)
                                     ON        VALUE(1)            (#)                      ($)
                                  EXERCISE     REALIZED        EXERCISABLE/             EXERCISABLE/
              NAME                  (#)          ($)          UNEXERCISABLE            UNEXERCISABLE
- --------------------------------  --------     --------   ----------------------   ----------------------
James L. Mac Donald.............   -0-          -0-         226,140(2)/100,256     $1,886,368(2)/$707,306
Jeffrey R. Lee..................   -0-          -0-              40,000/0                $365,000/0

- ------------------

(1) Market value of the securities underlying the options at exercise date or year-end, as the case may be, minus the exercise or base price of "in-the-money" options. Options are "in-the-money" if the fair value of the underlying securities exceeds the exercise price of the options.

(2) Includes an option to purchase 115,000 shares of Common Stock of the Company granted in exchange for warrants to purchase 115,000 ordinary shares of ARI at an exercise price of $2.59 per share. This exchange was effected in connection with the Company's initial public offering and became effective as of July 21, 1995.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee consists of Messrs. Alan G. Duncan and Andrew C. Wang. No member of the Compensation Committee is either an officer or employee of the Company.

                      REPORT OF THE COMPENSATION COMMITTEE

To: The Board of Directors

     As members of the Compensation Committee, it is our duty to administer the Company's overall compensation program for its senior management. The Compensation Committee oversees the administration of the Align-Rite International, Inc. 1995 Stock Option Plan. In addition, the Compensation Committee establishes the compensation of the Chief Executive Officer and evaluates the performance of such individual. The Compensation Committee is comprised entirely of non-employee directors.

     The primary philosophy of the Company regarding compensation is to offer a program which rewards each of the members of senior management commensurately with the Company's overall growth and financial performance, including each person's individual performance during the previous fiscal year. The Company's compensation program for senior management is designed to attract and retain individuals who are capable of leading the Company in achieving its business objectives in an industry characterized by competitiveness, growth and change.

     The Company believes a substantial portion of the annual compensation of each member of senior management should relate to, and should be contingent upon, the financial success of the Company, as well as the individual contribution of each particular person to that success. As a result, a significant portion of the total compensation package consists of variable, performance-based components, such as bonuses and stock awards, which can increase or decrease to reflect changes in corporate and individual performance.

     The Compensation Committee evaluates the total compensation for the Company's Chief Executive Officer, Mr. James L. Mac Donald, and certain other members of senior management in light of information collected by the Compensation Committee regarding the compensation practices of similar companies. The Compensation Committee considers various indicators of success on both a corporate and an individual level in determining the overall compensation package for Mr. Mac Donald and other members of senior management. The Compensation Committee considers such corporate performance measures as revenue, operating income and earnings per share in its calculation of Mr. Mac Donald's compensation.

     The Company's annual compensation package for Mr. Mac Donald and the other members of senior management typically consists of: (a) salary, (b) annual cash incentive or bonus and (c) long-term incentive or non-cash awards, primarily stock options.

     Mr. Mac Donald's base salary for the 1996 fiscal year was based on his employment agreement with the Company, which expires in March 2000, subject to renewal by the Company (the "Employment Agreement"), pursuant to which he serves as Chairman of the Board, President and Chief Executive Officer. The Employment Agreement established Mr. Mac Donald's minimum annual base salary at not less than $208,000 per year, subject to annual increases at the discretion of the Board of Directors of not less than the annual increase in the consumer price index. In recognition of the Company's growth and performance under Mr. Mac Donald's leadership, the Compensation Committee determined that an increase in base salary from approximately $208,000 in fiscal 1996 to approximately $224,000 in fiscal 1997, approximately a 7.7% change, was appropriate. The Company uses a similar analysis to determine the salaries of other members of senior management.

     Pursuant to Mr. Mac Donald's Employment Agreement, he is also entitled to receive a cash bonus equal to 8% of any annual increase in the income from operations of the Company, subject to a cap of 50% of his base salary. During the 1996 fiscal year, Mr. Mac Donald received a cash bonus of $104,000.

     The Company also provides compensation to certain members of its management under the Company's 1995 Stock Option Plan (the "Plan"). The Plan provide the Company with the ability to periodically reward key employees with options to purchase shares of the Company's Common Stock. These long-term incentives are designed to couple the interests of key employees with those of the shareholders of the Company. Stock option grants provide an incentive that focuses the individual's attention on managing the Company from the perspective of an owner, with an equity stake in the business. The value of stock options is tied to the future performance of the Company's Common Stock and provides value to the recipient only when the price of the Company's Common Stock increases above the option grant price. Stock options reward management for long-term strategic planning through the resulting enhancement of share price. The Company believes that a compensation structure which includes the periodic granting of long-term incentives such as stock options helps to attract and retain senior managers with long-term management perspectives.

     During the 1996 fiscal year, Mr. Mac Donald was awarded options to purchase 111,396 shares of the Company's Common Stock. Such options were granted in connection with the successful completion of the Company's initial public offering and were contingent upon the surrender and cancellation of 83,547 shares of the Company's Common Stock by certain institutional shareholders of the Company.

     The Compensation Committee has considered the anticipated tax treatment to the Company regarding the compensation and benefits paid to the executive officers of the Company in light of the enactment of Section 162(m) of the Internal Revenue Code of 1986, as amended. The basic philosophy of the Compensation Committee is to strive to provide the executive officers of the Company with a compensation package which will preserve the deductibility of such payments for the Company. However, certain types of compensation payments and their deductibility (e.g., the spread on exercise of non-qualified options) depend upon the timing of an executive officer's vesting or exercise of previously granted rights. Moreover, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control may affect the deductibility of certain compensation payments. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

                                          THE COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          Alan G. Duncan (Chairman)
                                          Andrew C. Wang

                               PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total returns(1) of
(i) the Company's Common Stock, (ii) the Nasdaq Stock Market -- US Index, and
(iii) the S&P Electronics (Semiconductors) Index.

Align-Rite              100             78
NASDAQ                  100            119
S&P                     100             79

- ------------------

(1) Total returns assumes reinvestment of dividends.

(2) Assumes $100 invested on July 21, 1995 (the date on which the Company consummated its initial public offering and was registered under Section 12 of the Securities Exchange Act of 1934, as amended) in the Common Stock of the Company and on June 30, 1995 in each Index.

     IT SHOULD BE NOTED THAT THIS GRAPH REPRESENTS HISTORICAL STOCK PRICE PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE STOCK PRICE PERFORMANCE.

     THE FOREGOING REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS REGARDING COMPENSATION AND THE PERFORMANCE GRAPH THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

                      EMPLOYMENT AND SEVERANCE AGREEMENTS

     The Company has employment agreements with the following executive officers:

     James L. Mac Donald. Mr. Mac Donald's agreement expires on March 31, 2000, subject to renewal by the Company, under which he serves as Chairman of the Board, President and Chief Executive Officer. Pursuant to this agreement, Mr. Mac Donald receives an annual salary of not less than $208,000, subject to annual increases at the discretion of the Board of Directors of not less than the annual increase in the consumer price index. He is also entitled to receive a bonus equal to 8% of any annual increase in the income from operations of the Company, subject to a cap of 50% of his base salary. The Company is required to maintain a life insurance policy of $3.0 million for the benefit of Mr. Mac Donald, and Mr. Mac Donald is entitled to participate in other benefit programs of the Company generally available to its executive officers. In addition, Mr. Mac Donald is entitled to receive an automobile allowance and reimbursement of business expenses. If the Company terminates Mr. Mac Donald's employment without cause, Mr. Mac Donald is entitled to a lump sum severance payment equal to one month's then current base salary, including benefits, for each year of his employment with the Company or any of its subsidiaries, subject to a maximum of 24 months' base pay. In addition, if there should occur a change in control (a change of 50% or more in ownership of the Company) of the Company (or any successor), then Mr. Mac Donald may elect to terminate his employment agreement. In such event, Mr. Mac Donald will be entitled to receive all lump sum severance payments. Mr. Mac Donald has been employed by the Company and its subsidiaries for 26 years.

     Jeffrey R. Lee. Mr. Lee's employment agreement expires on March 31, 2000, subject to renewal by the Company, under which he serves as Executive Vice President and Chief Operating Officer. Pursuant to this agreement, Mr. Lee receives an annual salary of not less than $130,000 and a foreign tax adjustment payment of $30,000, subject in each case to annual increases at the discretion of the Board of Directors of not less than the annual increase in the consumer price index. He is also entitled to receive a bonus equal to 2% of any annual increase in the income from operations of the Company, subject to a cap of 40% of his base salary. The Company is required to maintain a life insurance policy of $250,000 for the benefit of Mr. Lee, and Mr. Lee is entitled to participate in other benefit programs of the Company available to its executive officers. In addition, Mr. Lee is entitled to receive an automobile allowance and reimbursement of business expenses. If the Company terminates Mr. Lee's employment without cause, Mr. Lee is entitled to a lump sum severance payment equal to one month's then current base salary, including benefits, for each year of his employment with the Company or any of its subsidiaries, subject to a maximum of 18 months' base pay. In addition, if there should occur a change in control (a change of 50% or more in ownership of the Company) of the Company (or any successor), then Mr. Lee may elect to terminate his employment agreement. In such event, Mr. Lee will be entitled to receive all lump sum severance payments. Mr. Lee has been employed by the Company and its subsidiaries for 16 years.

                                   PROPOSAL 2

           APPROVAL OF ADOPTION OF THE ALIGN-RITE INTERNATIONAL, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors has adopted, subject to shareholder approval, the Align-Rite International, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan") effective as of February 1, 1996. Under the Stock Purchase Plan, 75,000 shares of the Company's Common Stock would be available for purchase by eligible employees electing to participate in the Stock Purchase Plan. Such employees would be entitled annually to purchase Common Stock of the Company, by means of payroll deductions, at a 15% discount from the market price of the Company's Common Stock. The Board of Directors believes that the Stock Purchase Plan would provide an additional incentive to employees (i) to achieve business goals of the Company that would increase stock values and (ii) to remain in the employment of the Company.

SUMMARY DESCRIPTION OF THE STOCK PURCHASE PLAN

     The material provisions of the Stock Purchase Plan are summarized below.

     Operation of the Stock Purchase Plan. The Stock Purchase Plan operates as follows. Prior to the first day of each calendar year, Qualified Employees (as such term is defined below) are given the opportunity to participate in the Stock Purchase Plan. Participating Qualified Employees ("Participants") designate a certain amount of their after-tax base salary to be set aside over the next twelve months (the "Plan Year") to purchase the Company's Common Stock. On the last day of each Plan Year (the "Exercise Date"), the total amount set aside by each Participant is used to purchase Common Stock. The purchase price of each share of Common Stock is 85% of the closing price of a share of Common Stock on the Nasdaq National Market on the first day of the Plan Year or the Exercise Date, whichever is lower. Shortly after the Exercise Date, the Company issues to the Participants stock certificates representing the shares purchased under the Stock Purchase Plan. If the Stock Purchase Plan is approved by shareholders of the Company, the first Plan Year shall be an eleven-month term commencing on February 1, 1996 and ending on December 31, 1996.

     Eligibility. Only Qualified Employees are eligible to participate in the Stock Purchase Plan. The Stock Purchase Plan defines a "Qualified Employee" as an employee of the Company or any of its subsidiaries who has completed twelve months of continuous service with the Company or such subsidiary as of the first date of the applicable Plan Year and who is customarily employed for more than twenty hours per week and more than five months in a calendar year. The term "Qualified Employee" does not include any employee who, after giving effect to his or her participation in the Stock Purchase Plan, owns or would own stock representing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries. As of July 1, 1996, there were approximately 45 Qualified Employees participating in the Stock Purchase Plan.

     Limitations on Amount of Shares to Purchase. The fair market value of stock purchased by any Participant cannot exceed $25,000 in any calendar year. In addition, the maximum amount that a Participant may elect to set aside under the Stock Purchase Plan in each Plan Year is 10% of his or her base salary. The minimum amount that a Participant may elect to set aside each pay period is $10.00.

     Term of Stock Purchase Plan. The Stock Purchase Plan has no definite term and will terminate when all of the shares subject to the Stock Purchase Plan have been purchased unless terminated sooner by the Board of Directors.

     Termination of Employment. The Stock Purchase Plan does not restrict the Company's right to terminate the employment of Participants. The Stock Purchase Plan provides that upon termination of a Participant's employment due to death, disability or retirement, the Participant or his or her personal representative may elect to either (i) purchase Common Stock under the Stock Purchase Plan using the funds credited to the Participant's account as of the date of death, disability or retirement, or (ii) receive a refund of the balance of the Participant's account. Upon termination of employment for a reason other than death, disability or retirement, the Participant will be deemed to have withdrawn from the Stock Purchase Plan and all amounts credited to his or her account will be refunded to him or her without interest. Termination of employment has no effect on shares previously purchased under the Stock Purchase Plan.

     Acceleration Provision. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, the Stock Purchase Plan will terminate and the rights of Participants to purchase shares under the Stock Purchase Plan will terminate and the Company thereupon will refund the balance of a Participant's accounts to the Participant, without interest, unless (i) the Committee (as such term is defined below) of the Board of Directors determines that the rights of Participants to purchase shares should accelerate or (ii) provision is made in connection with such transaction for the assumption of the Stock Purchase Plan or the substitution of rights to purchase the Company's Common Stock with rights to purchase stock of a successor employer corporation or an affiliate thereof, with appropriate adjustments as to number and kind of shares and prices. If the Committee determines to accelerate the rights of Participants to purchase

Common Stock, the acceleration date designated by the Committee will be deemed to be the Exercise Date for purposes of computing the option price of the accelerated option.

     Amendment or Termination of the Stock Purchase Plan. The Board of Directors may amend, suspend or terminate the Stock Purchase Plan at any time and from time to time; provided, however, that, if any amendment would (i) materially increase the benefits accruing to Participants under the Stock Purchase Plan,
(ii) materially increase the aggregate number of shares of Common Stock that may be issued under the Stock Purchase Plan, or (iii) materially modify the requirements as to eligibility for participation in the Stock Purchase Plan, then to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or required under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), or any other applicable law, or deemed necessary or desirable by the Board, such amendment will be subject to shareholder approval.

     Administration. The Board of Directors may appoint a Committee of the Board of Directors to administer the Stock Purchase Plan. The Committee would be composed of not less than two directors of the Company, each of whom is a "disinterested person" as that term is defined in Rule 16b-3(c)(2)(i) of the Exchange Act. The Committee would have the power to make, amend and repeal rules and regulations for the interpretation and administration of the Stock Purchase Plan that are consistent with applicable tax and securities laws.

     Federal Income Tax Consequences. The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. Under the Code, no taxable income is recognized by a Participant either as of the first day of each Plan Year ("Grant Date") or the last day of the Plan Year (the "Exercise Date"). Depending upon the length of time the acquired shares are held by the Participant, the federal income tax consequences will vary. If the shares are held for a period of two years or more from the Grant Date and for at least one year from the Exercise Date (the "Required Period"), and are sold at the price in excess of the purchase price paid by the Participant for the shares, the gain on the sale of the shares will be taxed as ordinary income to the Participant to the extent of the lesser of (i) the amount by which the fair market value of the shares on the Grant Date exceeded the purchase price, or
(ii) the amount by which the fair market value of the shares at the time of their sale exceeded the price paid for the shares. Any portion of such gain not taxed as ordinary income will be treated as long-term capital gain to the Participant. If the shares are held for the Required Period and are subsequently sold at a price less than the purchase price paid by the Participant for the shares, the loss on the sale will be treated as long-term capital loss to the Participant. If the shares are held for the Required Period and are subsequently sold by the Participant, whether at a gain or loss, the Company will not be entitled to any deduction for federal income tax purposes.

     If a Participant disposes of shares within the Required Period, the Participant will recognize ordinary income in an amount equal to the difference between the purchase price paid by the Participant for the shares and the fair market value of the shares on the Exercise Date, and the Company will be entitled to a corresponding deduction for federal income tax purposes. In addition, if a Participant disposes of shares within the Required Period at a price in excess of the purchase price paid by the Participant for the shares, the Participant will recognize a capital gain in an amount equal to the difference between the selling price of the shares and the fair market value of the shares on the Exercise Date. Alternatively, if such shares are disposed of during the Required Period at a price less than the fair market value of the shares on the Exercise Date, the Participant will recognize a capital loss in an amount equal to the difference between the fair market value of the shares on the Exercise Date and the selling price of the shares. The Company will not receive a deduction for federal income tax purposes with respect to any capital gain recognized by a Participant who sells shares within the Required Period.

     The foregoing tax summary is based upon federal income tax laws in effect as of July 1, 1996.

     The benefits that would be received by or allocated to executive officers of the Company participating in the Stock Purchase Plan and to other Qualified Employees cannot be determined at this time because a Qualified Employee's participation in the Stock Purchase Plan and the amount of funds set aside to purchase shares under the Stock Purchase Plan (subject to the limitations discussed above) are entirely within the discretion of the Participant. The closing price of the Company's Common Stock on the Nasdaq National Market on July 1, 1996 was $11.00 per share.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the adoption of the Align-Rite International, Inc. Employee Stock Purchase Plan and the reservation of 75,000 shares of the Company's Common Stock thereunder.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ALIGN-RITE INTERNATIONAL, INC. EMPLOYEE STOCK PURCHASE PLAN AND THE RESERVATION OF 75,000 SHARES OF THE COMPANY'S COMMON STOCK THEREUNDER.

                                   PROPOSAL 3

                      AMENDMENT TO 1995 STOCK OPTION PLAN

     At the Annual Meeting, shareholders will be requested to approve amendments to the Company's 1995 Stock Option Plan, dated May 1, 1995 (the "Plan"). The Company adopted and shareholders approved the Plan in May 1995. The Plan provides a means to attract and retain officers and key employees and to promote the success of the Company.

PROPOSED AMENDMENTS TO THE PLAN

     Subject to shareholder approval, the Board of Directors has approved two amendments to the Plan: (1) an amendment to authorize the grant of an annual option to purchase up to 1,000 shares of the Company's Common Stock under the Plan to any non-employee director who serves as a director of any subsidiary of the Company ("Non-Employee Director Amendment") and (2) an amendment to expand the definition of persons who are eligible to receive awards under the Plan to include any officer or key employee of any subsidiary of the Company who has not served on the Compensation Committee within twelve months from the date of the award and any consultant to any subsidiary of the Company whether or not such consultant is an employee ("Eligible Employee Amendment" and together with the "Non-Employee Director Amendment," the "Amendments"). At the Annual Meeting, shareholders will be requested to approve the Amendments. At July 1, 1996, of the 415,000 shares of Common Stock authorized for issuance under the Plan, an aggregate of 145,600 shares remained available for awards under the Plan. The Amendments and the material features of the Plan (including the types of awards that may be granted thereunder) are described below.

  Non-Employee Director Amendment

     The Plan currently provides for the automatic grant of nonqualified stock options to directors who are not employed by the Company (the "Non-Employee Director Program"). Under the current Non-Employee Director Program, each non-employee director automatically is granted an option to purchase 3,000 shares of the Company's Common Stock upon becoming a member of the Board of Directors of the Company. In addition, in each calendar year during the term of the Plan, each non-employee director who is re-elected as a director of the Company or who continues as a director of the Company is granted automatically (without any action by the Committee or the Board) as of the date of the annual meeting of shareholders in each such year, an additional nonqualified stock option to purchase 3,000 shares of Common Stock.

     In addition to the options granted to non-employee directors of the Company, on March 18, 1996, the Board of Directors adopted, subject to shareholder approval, a proposal to authorize the grant of options under the Plan to any non-employee director who serves as a director of any subsidiary of the Company. Pursuant to this proposal, each non-employee director of any subsidiary of the Company, including any such director who is a non-employee director of the Company, will automatically be granted an option to purchase 1,000 shares of the Company's Common Stock upon becoming such a subsidiary director (each non-employee director of each of the Company's subsidiaries' boards would be granted an initial option as of the date of the 1996 Annual Meeting of Shareholders). In addition, in each calendar year during the term of the Plan, each such non-employee director who is re-elected as a director of any subsidiary of the Company or who continues as a director of any subsidiary of the Company will automatically be granted (without any action by the Committee or the Board) as of the date of the Annual Meeting of Shareholders of the Company in each such year, an additional nonqualified stock option to purchase 1,000 shares of the Company's Common Stock. Subject to shareholder approval of the Non-Employee Director Amendment, the current non-employee directors as a group (for both the Company and its subsidiaries) will be granted options covering an aggregate of 10,000 shares of the Company's Stock as of the date of the Annual Meeting. For a further description of the Non-Employee Director Program, see "Summary Description of the Plan -- Non-Employee Director Program" below.

  Eligible Employee Amendment

     Awards may be granted under the Plan only to "Eligible Employees." An "Eligible Employee" is currently any officer or key employee of the Company who has not served on the Compensation Committee within twelve months from the date of the award and any consultant to the Company whether or not such consultant is an employee. On March 18, 1996, the Board of Directors adopted, subject to shareholder approval, a proposal to expand the definition of "Eligible Employees" to include any officer or key employee of any subsidiary of the Company who has not served on the Compensation Committee within twelve months from the date of the award and any consultant to any subsidiary of the Company whether or not such consultant is an employee.

REQUIRED VOTE

     An affirmative vote by the holders of the majority of the shares of the Company's Common Stock present, or represented, and entitled to vote at the Annual Meeting is required for approval of the Amendments.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENTS.

SUMMARY DESCRIPTION OF THE PLAN

     The material features of the Plan, other than those described above, are described below.

  General

     Under the Plan, awards may consist of any combination of stock options (incentive or nonqualified), restricted stock, stock appreciation rights ("SARs") and performance share awards. The Plan limits to 150,000 shares the number of shares that can be granted during any twelve-month period to any individual participating in the Plan. Awards under the Plan generally may be made to any officer or key employee of the Company who has not served on the Compensation Committee of the Board of Directors within twelve months from the date of the award and to consultants to the Company whether or not such consultants are employees. Subject to shareholder approval of the Eligible Employee Amendment to the Plan, awards under the Plan may also be made to any officer or key employee of any subsidiary of the Company who has not served on the Compensation Committee within twelve months from the date of the award and any consultant to any subsidiary of the Company whether or not such consultant is an employee.

  Employee and Consultant Program

     Participants in the Plan are selected by the Compensation Committee. The Compensation Committee is selected by the Board of Directors and is empowered to determine the terms and conditions of each award made under the Plan, subject to the limitations that the exercise price of incentive stock options cannot be less than the fair market value of the Common Stock on the date of grant (110% if granted to an employee who owns 10% or more of the Common Stock), and no incentive stock option can be granted to anyone other than a full-time employee of the Company or its subsidiaries. The closing price of the Common Stock of the Company on July 1, 1996, as reported by The Nasdaq National Market, was $11.00 per share. Non-qualified stock options may be granted under the Plan with an exercise price determined by the Compensation Committee. Options granted under the Plan may be exercised as determined by the Compensation Committee, but in no event after ten years from the date of grant.

     Restricted stock awards may be granted on the basis of such factors as the Compensation Committee deems appropriate. Each restricted stock award agreement shall specify the number of shares of Common Stock to be issued, the date of such issuance, the price, if any, to be paid for such shares by the participant, whether and to what extent the cash consideration paid for such shares shall be returned upon a forfeiture and the restrictions imposed on such shares. Shares subject to restricted stock awards are nontransferable until such shares have vested and are subject to a risk of forfeiture unless certain conditions are satisfied.

     SARs may be granted in connection with stock options or separately. SARs granted in connection with stock options will provide for payments to the holder based upon increases in the price of the Common Stock over the exercise price of the related option on the exercise date. The SARs may provide that the holder of the SARs may exercise the SARs or the option in whole or in part. The Compensation Committee may elect to pay SARs in cash or in Common Stock or in a combination of cash and Common Stock.

     Performance share awards may be granted on the basis of such factors as the Compensation Committee deems appropriate. Generally, these awards will be based upon specific agreements and will specify the number of shares of Common Stock subject to the award, the price, if any, to be paid for such shares by the participant and the conditions upon which the issuance to the participant will be based.

     Options and SARs, which have not yet become exercisable, will lapse upon the date a participant is no longer employed by the Company for any reason. Options and SARs which have become exercisable must be exercised within thirty days after such date if the termination of employment was for any reason other than retirement, total disability, death or discharge for cause. In the event a participant is discharged for cause, all options and SARs shall lapse immediately upon such termination of employment. If the termination of employment was due to retirement, total disability or death, the options and SARs, which are exercisable on the date of such termination, must be exercised within three months of the date of such termination or such shorter period provided in the award agreement. Shares subject to restricted stock awards that have not become vested upon the date a participant is no longer employed by the Company for any reason will be forfeited in accordance with the terms of the related award agreements. Shares subject to performance share awards that have not been issued or become issuable upon the date a participant is no longer employed by the Company for any reason shall similarly be forfeited.

     In the event the shareholders of the Company approve the dissolution or liquidation of the Company, certain mergers or consolidations, or the sale of substantially all of the business assets of the Company (in each case, a "Change in Control"), unless prior to such event the Board of Directors determines that there shall be either no acceleration or limited acceleration of awards, each option and related SAR shall become immediately exercisable, restricted stock shall immediately vest and the number of shares covered by each performance share award shall be issued to the participant.

  Non-Employee Director Program

     Under the Non-Employee Director Program, each person who was a non-employee director at the time of the Plan's approval by the shareholders of the Company, and each such person who subsequently became a member of the Board, was granted automatically a nonqualified stock option to purchase 3,000 shares of the Company's Common Stock. In addition, the Plan provided that in each calendar year, there would be granted automatically (without any action by the Committee or the Board) as of the date of the Annual Meeting of Shareholders in each such year, a nonqualified stock option to purchase 3,000 shares of Common Stock to each non-employee director who was re-elected as a director of the Company or who continued as a director. Subject to shareholder approval of the Non-Employee Director Amendment to the Plan, each person who is a non-employee director of any subsidiary of the Company, including any such director who is a non-employee director of the Company, at the time of the Non-Employee Director Amendment is approved by the shareholders of the Company, and each such person who subsequently becomes such a director, will automatically be granted an option to purchase 1,000 shares of the Company's Common Stock. In addition, in each calendar year during the term of the Plan, each non-employee director who is re-elected as a director of any subsidiary of the Company or who continues as a director of any subsidiary of the Company will automatically be granted (without any action by the Committee or the Board) as of the date of the Annual

Meeting of Shareholders of the Company in each such year, a nonqualified stock option to purchase 1,000 shares of Common Stock. The purchase price per share of Common Stock covered by each option granted under the Non-Employee Director Program will be the fair market value of the Common Stock on the date the option is granted. The options vest over a three-year period in equal annual installments and expire on the tenth anniversary of the award date. Immediately prior to the occurrence of a Change in Control, each option granted under the Non-Employee Director Program will become exercisable in full.

     If a non-employee director participant's services as a member of the Board of Directors of the Company or any of its subsidiaries terminate, any option granted under the Non-Employee Director Program held by such non-employee director participant which is not then exercisable shall terminate; provided, however, that if a non-employee director participant's services terminate by reason of death or total disability, the Compensation Committee may, in its discretion, deem to be exercisable a greater portion of any such option than would otherwise be exercisable, upon such terms as the Compensation Committee shall determine. If a non-employee director participant's services terminate by reason of death or total disability, any portion of any such option which is then exercisable may be exercised for one year after the date of such termination or the balance of such option's term, whichever period is shorter. If a non-employee director participant's services terminate for any other reason, any portion of any such option which is then exercisable may be exercised for three months after the date of such termination or the balance of such option's term, whichever period is shorter.

  Limitation on Amendments and Authority

     If any amendment to the Plan would (a) increase the benefits accruing to participants, (b) increase the aggregate number of shares which may be issued under the Plan or (c) modify the requirements of eligibility for participation in the Plan, then, to the extent then required by Rule 16b-3 of the Exchange Act to secure benefits thereunder or required under Section 425 of the Internal Revenue Code of 1986, as amended (the "Code"), such amendment shall be subject to shareholder approval. Notwithstanding any other provision of the Plan, the Non-Employee Director Program may not be amended more than once every six months, other than as may be necessary to conform with any applicable changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the applicable rules thereunder. Any discretionary authority granted to the Board or the Compensation Committee pursuant to the Plan is not applicable to options granted pursuant to the Non-Employee Director Program.

FEDERAL INCOME TAX CONSEQUENCES

     Nonqualified Options. A participant receiving a nonqualified stock option under the Plan does not recognize taxable income on the date of grant of the option, assuming (as is usually the case with plans of this type) that the option does not have a readily ascertainable fair market value at the time it is granted. However, the participant must generally recognize ordinary income at the time of exercise of the nonqualified stock option in the amount of the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise. (Special rules apply if the participant exercises the option within six months of the date of grant of the option and he or she is subject to the restrictions on resale of Common Stock under Section 16(b) of the Exchange Act.) The amount of ordinary income recognized by a participant is deductible by the Company in the year that the income is recognized. Upon subsequent disposition, any further gain or loss is taxable either as a short-term or long-term capital gain or loss, depending on how long the shares of Common Stock are held.

     Incentive Stock Options. A participant who is granted an incentive stock option under the Plan does not recognize taxable income either on the date of grant or on the date of its timely exercise. However, the excess of the fair market value of the Common Stock received upon exercise of the incentive stock option over the option exercise price is includable in the participant's adjusted alternative minimum taxable income and may be subject to the alternative minimum tax. (In the case of a participant who exercises the option within six months of the date of grant of the option and whose sale of Common Stock could subject him or her to suit under Section 16(b) of the Exchange Act, it is the excess of the fair market value on the date six months following the date of grant over the exercise price that is includable in adjusted alternative minimum taxable income.) For alternative minimum tax purposes only, the basis of the Common Stock acquired by the exercise of an incentive stock option is increased by the amount of such excess.

     Upon disposition of the Common Stock acquired upon exercise of an incentive stock option, long-term capital gain or loss will be recognized in an amount equal to the difference between the sales price and the option exercise price (except that for alternative minimum tax purposes, the gain or loss would be the difference between the sales price and the participant's basis increased as described in the preceding paragraph), provided that the participant has not disposed of the Common Stock within two years of the date of grant or within one year from the date of exercise. If the participant disposes of the Common Stock without satisfying both holding period requirements (a "Disqualifying Disposition"), the participant will generally recognize ordinary income at the time of such Disqualifying Disposition to the extent of the lesser of (1) the difference between the exercise price and the fair market value of the Common Stock on the date the incentive stock option is exercised (the value on a later date may govern in the case of an optionee who exercises the option within six months of the date of grant of the option and whose sale of Common Stock at a profit could subject him or her to suit under Section 16(b) of the Exchange
Act), or (2) the difference between the exercise price and the amount realized on such Disqualifying Disposition. Any remaining gain or any net loss is treated as a short-term or long-term capital gain or loss, depending upon how long the Common Stock is held. If a Disqualifying Disposition occurs at a loss in the same taxable year that the excess of the fair market value of the Common Stock received on exercise of the incentive stock option over the exercise price is includable in the participant's adjusted alternative minimum taxable income, the amount includable will not exceed the amount equal to the excess of the amount realized on the Disqualifying Disposition over the exercise price. Unlike the case in which a nonqualified option is exercised, the Company is not entitled to a tax deduction upon either the timely exercise of an incentive stock option or upon disposition of the Common Stock acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income in a Disqualifying Disposition.

     Restricted Stock Awards. The recipient of a restricted stock award will recognize ordinary income equal to the excess of the fair market value of the restricted stock at the time the restrictions lapse over the amount which the recipient paid for the restricted stock. However, the recipient may elect, within 30 days after the date of receipt of the award, to report the excess of the fair market value of the stock over the amount paid as ordinary income at the time of receipt. (If, however, such election is made and for any reason the restrictions imposed on the Common Stock fail to lapse, the individual will not be entitled to a deduction.) (If the restrictions lapse within six months of the date of grant of the restricted stock and the recipient's sale of Common Stock could subject him or her to suit under Section 16(b) of the Exchange Act, the recipient generally recognizes ordinary income on the date six months after the date of grant, unless the recipient elects within 30 days of the date the restrictions lapse to recognize ordinary income on the date the restriction lapses.) The Company may deduct an amount equal to the income recognized by the recipient at the time the recipient recognizes the income.

     Stock Appreciation Rights. The recipient of an SAR is not taxed upon the grant of the SAR. Upon the exercise of an SAR, the holder generally will be taxed at ordinary income tax rates on the amount of cash received and the fair market value of any Common Stock received. (If a recipient of an SAR exercises the SAR within six months of its date of grant and he or she is subject to the restrictions on resale of Common Stock under Section 16(b) of the Exchange Act, the recipient generally recognizes ordinary income on the date six months following the date the SAR was granted in an amount equal to the fair market value of the Common Stock on such later date. Nevertheless, the recipient may elect within 30 days of the date of exercise to recognize ordinary income as of the date of the exercise.) The amount of ordinary income recognized by the recipient is deductible by the Company in the year that the income is recognized.

     Performance Share Awards. The recipient of a performance share award recognizes ordinary income equal to the amount by which the fair market value of the Common Stock received upon completion of the performance period exceeds the price, if any, paid by the recipient for such Common Stock. (If the recipient receives the Common Stock within six months of the date of the performance share award and he or she is subject to the restrictions on resale of Common Stock under Section 16(b) of the Exchange Act, the recipient generally recognizes ordinary income on the date six months following the award date, unless the recipient elects within 30 days of the date of receipt to recognize ordinary income as of the date of receipt.) The Company is entitled to a concurrent deduction equal to the ordinary income recognized by the recipient.

     Accelerated Payments. If, as a result of certain changes in control of the Company or the occurrence of certain other significant events involving the Company, a recipient's options and related SARs become immediately exercisable, or if restrictions immediately lapse on Common Stock which is part of a restricted stock award, or if shares covered by a performance share award are immediately issued, the additional economic value, if any, attributable to the acceleration may be deemed a "parachute payment." The additional value will be deemed a parachute payment if such value, when combined with the value of other payments which are deemed to result from the occurrence of the change in control or other event, equals or exceeds a threshold amount equal to 300% of the recipient's average annual taxable compensation over the five calendar years preceding the year in which the change in control or other event occurs. In such case, the excess of the total parachute payments over such recipient's average annual taxable compensation will be subject to a 20% nondeductible excise tax in addition to any income tax payable. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

                         SUMMARY OF SHARE OPTION SCHEME

     Under the ARI Share Option Scheme (the "Share Option Scheme"), 354,625 options are currently outstanding, all of which are currently exercisable. Prior to the Company's initial public offering, the Share Option Scheme was modified for holders of 213,550 options to exchange the shares issuable upon the exercise of such outstanding stock options from ordinary shares of ARI to shares of Common Stock of the Company on a one-for-one basis. In addition, as to the remaining 141,075 options outstanding under the Share Option Scheme, the Company has a right to acquire any ordinary shares issued upon the exercise of such options by issuing in exchange therefor an equal number of shares of Common Stock of the Company. No future grants of options under the Share Option Scheme will be made.

                             SUMMARY OF 401(K) PLAN

     Effective October 1, 1994, Align-Rite Corporation ("ARC") established a qualified 401(k) Profit Sharing Plan (the "401(k) Plan") available to all employees who meet the 401(k) Plan's eligibility requirements. Employees can elect to contribute from 1% to 15% of their earnings to the 401(k) Plan. This 401(k) Plan, which is a defined contribution plan, provides that ARC will, at its discretion, provide contributions to the 401(k) Plan on a periodic basis. Additionally, the employer will match 25% of the first 6% of an employee's contribution, which amounts vest over five years. Terminations and forfeitures from the 401(k) Plan are used to reduce the employer's contribution. ARC made contributions to the 401(k) Plan of $45,115 in fiscal 1996.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934,
                   AS AMENDED, BY CERTAIN COMPANY AFFILIATES

     Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Directors, officers, and greater than 10% shareholders are required by the Securities and Exchange Commission to furnish the Company with copies of the reports they file. Form 4s for James L. Mac Donald, Jeffery R. Lee, Petar N. Katurich, Alan G. Duncan and Andrew C. Wang inadvertently were not filed on a timely basis during the fiscal year ending March 31, 1996 reporting certain sales of stock in connection with the Company's initial public offering and certain grants of options pursuant to the Company's 1995 Stock Option Plan exercisable for an aggregate of 8,000 shares of the Company's Common Stock.

                                 ANNUAL REPORT

     A copy of the Company's annual report, which contains the Company's Form 10-K for the year ended March 31, 1996, but excludes exhibits, is available without charge to shareholders of the Company upon request. Copies of exhibits to the Form 10-K are available, but a reasonable fee per page will be charged to the requesting shareholder. Shareholders may make requests in writing to Petar
N. Katurich, Chief Financial Officer and Secretary, Align-Rite International, Inc., 2428 Ontario Street, Burbank, California 91504.

                           PROPOSALS OF SHAREHOLDERS

     For shareholder proposals to be considered for inclusion in the proxy materials for the Company's 1997 Annual Meeting of Shareholders, they must be received by the Secretary of the Company no later than March 21, 1997.

                                 OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented for action at the Annual Meeting or at any adjournment thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

                                          By Order of the Board of Directors

                                          /s/ Petar N. Katurich,

                                          Petar N. Katurich,
                                          Chief Financial Officer and Secretary

Burbank, California
July 19, 1996

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

                         ALIGN-RITE INTERNATIONAL, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned appoints James L. Mac Donald and Petar N. Katurich, and each of them, proxies with full power of substitution, to vote all shares of Common Stock of Align-Rite International, Inc. (the "Company") held of record by the undersigned as of July 8, 1996, the record date with respect to this solicitation, at the Annual Meeting of Shareholders of the Company to be held at the Burbank Hilton Hotel, 2500 Hollywood Way, Burbank, California 91505, beginning at 11:00 a.m., local time, on Thursday, August 15, 1996, and at any adjournment thereof, upon the following matters:

(1)  ELECTION OF DIRECTORS

       / /  FOR the nominees listed below                             / /  WITHHOLD AUTHORITY to vote for the nominee(s)
                                                                           listed below

James L. Mac Donald     Jeffrey R. Lee     Petar N. Katurich     Alan G. Duncan
                                   Andrew C. Wang

- --------------------------------------------------------------------------------

(2)  APPROVAL OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

    / /  FOR            / /  AGAINST            / /  ABSTAIN WITH RESPECT TO

     the proposal to approve the adoption of the Company's Employee Stock Purchase Plan and the reservation of 75,000 shares of the Company's Common Stock for issuance thereunder.

(3)  APPROVAL OF AMENDMENTS TO THE COMPANY'S 1995 STOCK OPTION PLAN

    / /  FOR            / /  AGAINST            / /  ABSTAIN WITH RESPECT TO

     the proposal to approve the Non-Employee Director Amendment and the Eligible Employee Amendment to the Company's 1995 Stock Option Plan.

                (Continued and to be signed on the reverse side)

                          (continued from other side)

(4)  OTHER MATTERS

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS (1), (2) AND (3) ABOVE. IF ANY NOMINEE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THEN THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS.

                                                        Dated , 1996

                                                            Signature(s) of
                                                             shareholder(s)

                                                        ------------------------
                                                        (Your signature(s)
                                                        should conform to your
                                                        name(s) as printed
                                                        hereon. Co-owners should
                                                        all sign.)

                         ALIGN-RITE INTERNATIONAL, INC.

                          EMPLOYEE STOCK PURCHASE PLAN



1. DEFINITIONS.

         (a) "Base Pay" means a Qualified Employee's gross pay for a 40-hour week, including overtime payments, bonuses and sales commission, but excluding relocation or attributed types of compensation, and other special payments, fees or allowances.

         (b) "Board" means the Board of Directors of the Company.

         (c) "Code" means the Internal Revenue Code of 1986, as amended and as it may be amended from time to time.

         (d) "Committee" has the meaning set forth in Section 13 hereof.

         (e) "Common Stock" means the Common Stock of the Company, $0.01 par value per share.

         (f) "Company" means Align-Rite International, Inc., a California corporation, and its successors.

         (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and as it may be amended from time to time.

         (h) "Exercise Date" has the meaning set forth in Section 4(a) hereof.

         (i) "Fair Market Value" means the average of the high and low price of the Common Stock on the NASDAQ National Market System as reported and published in the Western Edition of The Wall Street Journal, or if there is no trading of the Common Stock on the date in question, then the average of the high and low price of the Common Stock, as so reported and published, on the next preceding date on which there was trading in the Common Stock; provided, however, that the Committee, in determining such Fair Market Value, may utilize such other exchange, market or other factors affecting value of the Common Stock as it may deem appropriate.

         (j) "Grant Date" has the meaning set forth in Section 4(a) hereof.

         (k) "Option Price" has the meaning set forth in Section 5(b) hereof.

         (l) "Participant" means a Qualified Employee who elects to participate in this Plan during a Plan Year.

         (m) "Personal Representative" means the person or persons who, upon the death or Total Disability of a Participant, shall have acquired, on behalf of the Participant by legal proceeding or under the laws of descent and distribution or otherwise, the right to exercise the Participant's rights under, or to receive the benefits specified in, this Plan.

         (n) "Plan" means this Align-Rite International, Inc. Employee Stock Purchase Plan, as it may be amended from time to time.

         (o) "Plan Year" means the 12-month term of options under this Plan, commencing on January 1 and ending on December 31 of each year; provided, however that the first Plan Year shall be a 11 month term commencing on February 1, 1996 and ending on December 31, 1996.

         (p) "Qualified Employee" means any employee of the Company or any Subsidiary who has completed 12 months of continuous service with the Company or a Subsidiary as of the Grant Date and who is customarily employed for more than 20 hours per week and more than five months in a calendar year. Notwithstanding the foregoing, the term "Qualified Employee" does not include any employee who, immediately after the option is granted, owns (within the meaning of Sections 423(b)(3) and 424(d) of the Code) stock representing 5% or more of the total combined voting power or value of all classes of stock of the Company or a Subsidiary.

         (q) "Retirement" means the voluntary termination of employment of a Participant who either (i) is at least 55 years of age and has completed at least ten (10) years of service with the Company or a Subsidiary, or (ii) is a least 65 years of age.

         (r) "Subsidiary" means any corporation or other entity, at least a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

         (s) "Total Disability" means the total and permanent physical or mental disability of a Participant, evidenced by an inability to engage in any substantial gainful activity, as determined by the Committee.

         All references herein to the masculine shall also be references to the feminine or neuter as appropriate.

         2. PURPOSE, SUMMARY. The purpose of this Plan is to assist Qualified Employees in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan" under
Section 423 of the Code. Under this Plan, Participants are deemed to have been granted options to purchase shares of Common Stock. Participants designate a certain amount of their Base Pay to be set aside during the Plan Year for the purpose of purchasing Common Stock. At the end of 12 months, the Participants are deemed to have exercised their options using the funds set aside for them and the Company issues share certificates to them. The plan is intended, among other things, to provide an additional incentive to Participants, through the ownership of Common Stock, to achieve business goals that would increase stock values and to remain in the employ of the Company or a Subsidiary.

         3. STOCK SUBJECT TO THIS PLAN. Subject to the provisions of Section 10 hereof (relating to adjustments upon changes in capitalization), the total number of shares available under this Plan is 75,000 shares of Common Stock. Such shares may be authorized but unissued shares.

         4. GRANT OF OPTIONS.

                  (a) IN GENERAL. Commencing February 1, 1996 and continuing while this Plan remains in force, the Company will offer options to purchase shares of Common Stock under this Plan to all Participants. The options will be deemed to have been granted as of January 1 (or February 1 for the 1996 calendar year) of each year (the "Grant Date"). The term of each option shall be 12 months (11 months for the 1996 calendar year), the last day of which shall be December 31, (the "Exercise Date"). The number of shares subject to each option and deemed to be purchased by each Participant shall be the quotient, rounded down to the nearest whole number, of (i) the aggregate payroll deductions authorized by each Participant in accordance with Section 4(b) below made during the Plan Year, divided by (ii) the Option Price. The grant of options hereunder is subject to the approval of the Plan by the shareholders of the Company. If shareholder approval is not received by or before December 31, 1996, this Plan shall be deemed to be terminated and the options granted hereunder shall have no effect but instead shall be null and void.

                  (b) ELECTION TO PARTICIPATE; PAYROLL DEDUCTION AUTHORIZATION. Except as provided in Section 4(d) below, a Qualified Employee may participate in this Plan only by means of payroll deductions. Each Qualified Employee who elects to participate in this Plan shall deliver to the Company, no later than the December 15 next preceding a Grant Date (or January 15 for the 1996 calendar year, or the next business day following such December 15 (or January 15) if such day is not a business day), a written payroll deduction authorization in a form approved by the Company pursuant to which he gives notice of his election to participate in this Plan as of the next following Grant Date, and whereby he designates a stated amount to be deducted from his Base Pay on each payday during the next Plan Year and credited to his account under this Plan ("Account"). The stated amount to be deducted from a Participant's Base Pay may not be less than $10.00 per pay period. The aggregate stated amount for any Plan Year may not exceed either of the following: (i) ten percent of the Participant's Base Pay during the Plan Year; or (ii) an amount which will result in noncompliance with the $25,000 limitation stated in Section 4(c) below. Payroll deduction authorizations may not be changed during the Plan Year. In the event the number of shares of Common Stock subject to options during a Plan Year exceeds the number of shares then available under this Plan, the available shares shall be allocated among the Participants in proportion to the balance of their Accounts at the end of the Plan Year, and any amounts credited to their Accounts after giving effect to shares purchased that year shall be refunded to the Participants.

                  (c) $25,000 LIMITATION. No Participant shall be deemed to have been granted an option under this Plan which would permit his rights to purchase Common Stock under this Plan or any other employee stock purchase plan of the Company or any Subsidiary to accrue at a rate which exceeds $25,000 of Fair Market Value of Common Stock (determined as of the Grant Date of such option) for each calendar year such option is outstanding. For purposes of this subsection (c), the right to purchase Common Stock under an option accrues when the option (or any portion thereof) becomes exercisable, and the right to purchase Common Stock which has accrued during one Plan Year may not be carried over to any subsequent Plan Year.

                  (d) LEAVES OF ABSENCE. During leaves of absence approved by the Company and meeting the requirements of Regulation Section 1.421-7(h)(2) under the Code, a Participant may continue participation in this Plan by making cash payments to the Company on the Company's normal paydays equal to the reduction in his payroll deduction attributable to his leave.

         5. EXERCISE OF OPTIONS.

                  (a) IN GENERAL. On December 31 of each Plan Year, each Participant automatically and without any act on his part will be deemed to have exercised his option to the extent that the balance then credited to his Account is sufficient to purchase whole shares of Common Stock at the Option Price. The Company shall promptly refund to the Participant any balance remaining in his Account, without interest thereon, after giving effect to the purchase of such whole shares.

                  (b) "OPTION PRICE" DEFINED. The Option Price per share to be paid by each Participant upon exercise of his option shall be an amount equal to 85% of the Fair Market Value of Common Stock on the Grant Date or on the Exercise Date (or the date of the Participant's Retirement, death or Total Disability if any such event occurs), whichever amount is less.

                  (c) DELIVERY OF SHARE CERTIFICATES. Subject to Section 5(d) below, the Company will deliver to each Participant a certificate issued in the Participant's name for the number of shares with respect to which his option was exercised. The Company will deliver the certificate as soon as practicable following the Exercise Date.

                  (d) GOVERNMENT REGULATIONS. This Plan, the granting of options under this Plan and the issuance of Common Stock pursuant hereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency which may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no options may be granted under this Plan, and no shares may be issued by the Company, unless and until, in each such case, all legal requirements applicable to the grant or issuance have, in the opinion of counsel to the Company, been complied with. In connection with the issuance of Common Stock hereunder, the Participant shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect of such matters as the Company may deem desirable to assure compliance with all applicable legal requirements.

         6. WITHDRAWAL FROM THIS PLAN.

                  (a) IN GENERAL. Any Participant may completely withdraw from this Plan at any time. A Participant who desires to withdraw from this Plan must deliver to the Company a notice of withdrawal in a form approved by the Company. Promptly following the time when the notice of withdrawal is delivered, the Company will refund to the Participant the amount of the balance of his Account, without interest thereon, and the Participant's payroll deduction authorization, interest in this Plan and option under this Plan shall thereupon terminate.

                  (b) ELIGIBILITY FOLLOWING WITHDRAWAL. A Participant who has withdrawn from this Plan shall again be eligible to participate in this Plan upon expiration of the Plan Year during which the Participant withdrew.

         7. TERMINATION OF EMPLOYMENT.

                  (a) TERMINATION OF EMPLOYMENT OTHER THAN BY RETIREMENT, DEATH OR TOTAL DISABILITY. If the employment of a Participant by the Company or a Subsidiary terminates during a Plan Year other than by reason of Retirement, death or Total Disability, his participation in this Plan automatically and without any act on his part shall terminate as of the date of the termination of the Participant's employment. The Company promptly will refund to the Participant the amount of the balance of his Account, without interest thereon, and thereupon his interest in and option under this Plan shall terminate. Nothing in this Plan shall prevent the Company or any Subsidiary from terminating any Participant's employment.

                  (b) TERMINATION BY RETIREMENT. If a Participant's employment terminates during a Plan Year because of Retirement of the Participant, the Participant may, at his election by written notice to the Company, either (i) exercise his option as of his Retirement date, in which event the Company shall apply the balance of his Account to the purchase, at the Option Price, of whole shares of Common Stock and refund the excess, if any, or (ii) request payment of the balance of his Account, in which event the

Company promptly shall make such payment, without interest thereon, and thereupon his interest in and option under this Plan shall terminate. If the Participant elects to exercise his option, the date of his Retirement shall be deemed to be the Exercise Date for the purpose of computing the Option Price.

                  (c) TERMINATION BY DEATH OR TOTAL DISABILITY. If a Participant dies or suffers a Total Disability during a Plan Year, the Participant or his Personal Representative, as the case may be, by written notice to the Company, may either (i) exercise the Participant's option as of the date of death or Total Disability, in which event the Company shall apply the balance of his Account to the purchase, at the Option Price, of whole shares of Common Stock and refund the excess, if any, or (ii) request payment of the balance of the Participant's Account, in which event the Company promptly shall make such payment to the Participant or his Personal Representative, and thereupon the Participant's interest in and option under this Plan shall terminate. If the option is exercised, the date of death or Total Disability shall be deemed to be the Exercise Date for the purpose of computing the Option Price. If the Company does not receive such notice within 90 days of the date of Participant's death or Total Disability, the Participant or his Personal Representative shall be conclusively presumed to have elected alternative (ii) above and requested the payment of the balance of the Participant's Account.

         8. RESTRICTION UPON ASSIGNMENT. An option granted under this Plan shall not be transferable otherwise than by will or the laws of descent and distribution pursuant to Section 7(c) hereof, and is exercisable during the Participant's lifetime only by the Participant (or his Personal Representative in the event of the Participant's Total Disability). The Company will not recognize any assignment or purported assignment by a Participant of his option or of any rights under his option or under this Plan.

         9. NO RIGHTS AS SHAREHOLDER. With respect to shares of Common Stock subject to an option, a Participant shall not be deemed to be a shareholder and shall not have any of the rights or privileges of a shareholder until a certificate for shares of Common Stock has been issued to the Participant following the exercise of his option.

         10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. If the outstanding shares of Common Stock are increased, decreased or changed into, or exchange for, a different number or kind of shares or securities of the Company through a reorganization or merger in which the Company is the surviving entity, or through a combination, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, an appropriate adjustment shall be made in the number and kind of shares that may be issued under this Plan.

                  Upon the dissolution or liquidation of the Company, or upon a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, this Plan shall terminate, and any outstanding options shall terminate and the Company thereupon will promptly refund the balance of the Participants' Accounts to the Participants, without interest thereon, unless (i) the Committee shall determine, in its sole and absolute discretion, that any or all options under this Plan shall accelerate and become immediately exercisable or (ii) provision shall be made in connection with such transaction for the assumption of options theretofore granted hereunder, or the substitution for such options or new options covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices. If the Committee determines to accelerate any or all of the options, the acceleration date designated by the Committee shall be deemed to be the Exercise Date for the purpose of computing the option price of the accelerated option.

                  In so adjusting Common Stock to reflect such changes, or in determining that no such adjustment is necessary, the Committee may rely upon the advice of independent counsel and accountants of the Company, and the determination of the Committee shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

         11. USE OF FUNDS; NO INTEREST PAID. All amounts withheld from Participants' paychecks hereunder and credited to their Accounts will be included in the general funds of the Company free of any trust or other restriction and may be used by the Company for any corporate purpose. Under no circumstances shall interest on such amounts be paid to any Participant or credited to his Account.

         12. AMENDMENT OF THIS PLAN. The Board may amend, suspend or terminate this Plan at any time and from time to time; provided, however, that, if any amendment would (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of shares of Common Stock that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, then to the extent required by Rule 16b-3 under the Exchange Act to secure benefits thereunder or to avoid liability under Section 16 of the Exchange Act (and Rules thereunder) or required under Section 423 of the Code or any other applicable law, or deemed necessary or advisable by the Board, such amendment shall be subject to shareholder approval.

         13. ADMINISTRATION BY COMMITTEE; RULES AND REGULATIONS. This Plan shall be administered by a committee composed of not less than two directors of the Company (the "Committee"), each of whom shall be a "disinterested person" as such term is defined in Rule 16b-3(c)(2)(i) under the Exchange Act or any successor provision of the Exchange Act so that the Committee members are qualified to administer this Plan under such provision. Each member shall serve for a term commencing on a date specified by the Board and continuing until he dies or resigns or is removed from office by the Board. The Committee shall have the power to make, amend and repeal rules and regulations for the interpretation and administration of this Plan consistent with the qualification of this Plan under Section 423 of the Code and consistent with Rule 16b-3 under the Exchange Act.

         14. TERM; APPROVAL BY SHAREHOLDERS. No option may be granted during any period of suspension nor after termination of this Plan, and in no event may any option be granted under this Plan after the date on which all of the Common Stock available under this Plan has been purchased.

         This plan shall be submitted for the approval of the Company's shareholders within 12 months after the date of the Board's initial adoption of this Plan and shall be effective upon its approval by the shareholders.

         15. EFFECT UPON OTHER PLANS. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose.

         16. HEADINGS. Headings are provided herein for convenience only and shall not serve as a basis for interpretation or construction of this Plan.

         17. GOVERNING LAW. This Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of California. If any provisions shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

                         ALIGN-RITE INTERNATIONAL, INC.

                             1995 STOCK OPTION PLAN

                         AS AMENDED AS OF MARCH 18, 1996

                                TABLE OF CONTENTS

                                                                                                               Page

         I.       THE PLAN......................................................................................  1
                  1.1      Purpose..............................................................................  1
                  1.2      Administration.......................................................................  1
                  1.3      Participation........................................................................  2
                  1.4      Shares Available Under the Plan......................................................  2
                  1.5      Grant of Awards......................................................................  2
                  1.6      Exercise of Awards...................................................................  2

         II.      OPTIONS.......................................................................................  3
                  2.1      Grants...............................................................................  3
                  2.2      Option Price.........................................................................  3
                  2.3      Option Period........................................................................  4
                  2.4      Exercise of Options..................................................................  4
                  2.5      Limitations on Grant of Incentive Stock Options......................................  4
                  2.6      Non-Employee Director Awards.........................................................  5

         III.     STOCK APPRECIATION RIGHTS.....................................................................  7
                  3.1      Grants...............................................................................  7
                  3.2      Exercise of Stock Appreciation Rights................................................  7
                  3.3      Payment..............................................................................  8

         IV.      RESTRICTED STOCK AWARDS.......................................................................  9
                  4.1      Grants...............................................................................  9
                  4.2      Restrictions.........................................................................  9

         V.       PERFORMANCE SHARE AWARDS...................................................................... 10
                  5.1      Grants............................................................................... 10

         VI.      OTHER PROVISIONS.............................................................................. 10
                  6.1      Rights of Eligible Employees, Participants and Beneficiaries......................... 10
                  6.2      Adjustments Upon Changes in Capitalization........................................... 11
                  6.3      Termination of Employment............................................................ 12
                  6.4      Acceleration of Awards............................................................... 14
                  6.5      Government Regulations............................................................... 14
                  6.6      Tax Withholding...................................................................... 14
                  6.7      Amendment, Termination and Suspension................................................ 15
                  6.8      Privileges of Stock Ownership; Nondistributive Intent................................ 16
                  6.9      Effective Date of the Plan........................................................... 16
                  6.10     Term of the Plan..................................................................... 16
                  6.11     Governing Law........................................................................ 16
                  6.12     Transfer and Other Restrictions under Rule 16b-3..................................... 16


                  6.13     Non-Exclusivity of Plan.............................................................. 17

         VII.     DEFINITIONS................................................................................... 17
                  7.1      Definitions.......................................................................... 17

                         ALIGN-RITE INTERNATIONAL, INC.
                             1995 STOCK OPTION PLAN




I.       THE PLAN.

         1.1      Purpose.

                  The purpose of this Plan is to promote the success of the Company by providing an additional means to attract, motivate and retain key personnel, consultants, advisors and knowledgeable directors through the grant of Options and other Awards that provide added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company. Capitalized terms are defined in Article VII.

         1.2      Administration.

                  (a) This Plan shall be administered by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or the unanimous written consent of its members. In the event action by the Committee is taken by written consent, the action shall be deemed to have been taken at the time specified in the consent or, if none is specified, at the time of the last signature. The Committee may delegate administrative functions to individuals who are officers or employees of the Company.

                  (b) Subject to the express provisions of this Plan, the Committee shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, to further define the terms used in this Plan, to prescribe, amend and rescind rules and regulations relating to the administration of this Plan, to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment or consulting services for purposes of this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The determination of the Committee on any of the foregoing matters shall be conclusive.

                  (c) Any action taken by, or inaction of, the Company, any Subsidiary, the Board or the Committee relating to this Plan shall be within the absolute discretion of that entity or body. No member of the Board or Committee, or officer of the Company or any Subsidiary, shall be liable for any such action or inaction.

                  (d) In making any determination or in taking or not taking any action under this Plan, the Company, any Subsidiary, the Board or the Committee may obtain and rely upon the advice of experts, including professional advisors to the Company. No member of the Board or Committee, or officer of the Company or any Subsidiary, shall be liable for any such action or determination made or omitted.

                  (e) Subject to the requirements of Section 7.1(h), the Board, at any time it so desires, may increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise.

         1.3      Participation.

                  Awards may be granted only to Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Except as provided in
Section 2.6 below, members of the Board who are not officers or employees of the Company shall not be eligible to receive Awards.

         1.4      Shares Available Under the Plan.

                  The capital stock that may be delivered under this Plan shall be shares of the Company's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The aggregate amount of Common Stock that may be issued or transferred pursuant to Awards granted under this Plan shall not exceed the sum of 415,000 shares, subject to adjustment as set forth in Section 6.2. If any Option and any related Stock Appreciation Right shall lapse or be cancelled or terminate without having been exercised in full, or any Common Stock subject to a Restricted Stock Award shall not vest or any Common Stock subject to a Performance Share Award shall not have been transferred, the unpurchased, unvested or nontransferred shares subject thereto shall again be available for purposes of this Plan.

         1.5      Grant of Awards.

                  Subject to the express provisions of this Plan, the Committee shall determine from the class of Eligible Employees those individuals to whom Awards under this Plan shall be granted, the terms of Awards (which need not be identical) and the number of shares of Common Stock subject to each Award; provided, however, that the aggregate number of shares of Common Stock subject to Awards that may be granted to any Eligible Employee in any twelve month period may not exceed 150,000. Each Award shall be subject to the terms and conditions set forth in this Plan and such other terms and conditions established by the Committee as are not inconsistent with the purpose and provisions of this Plan. The grant of an Award is made on the Award Date.

         1.6      Exercise of Awards.

                  An Option or Stock Appreciation Right shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the Participant, together with payment of the purchase price made in accordance with Section 2.2(a), except to the extent payment may be permitted to be made following delivery of written notice of exercise in accordance with Section 2.2(b). Notwithstanding any other provision of this Plan, the Committee may impose, by rule and in Awards Agreements, such conditions upon the exercise of Awards (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 16b-3 (or any successor rule) promulgated by the Commission pursuant to the Exchange Act.


II.      OPTIONS.

         2.1      Grants.

                  One or more Options may be granted to any Eligible Employee. Each Option so granted shall be designated by the Committee as either a Nonqualified Stock Option or an Incentive Stock Option.

         2.2      Option Price.

                  (a) The purchase price per share of Common Stock covered by each Option shall be determined by the Committee, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. The purchase price of any shares purchased shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by check payable to the order of the Company, (ii) if authorized by the Committee or specified in the Option being exercised, by a promissory note made by the Participant in favor of the Company, upon the terms and conditions determined by the Committee, and secured by the Common Stock issuable upon exercise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements) or (iii) if authorized by the Committee or specified in the Option being exercised, by shares of Common Stock of the Company already owned by the Participant; provided, however, that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

                  (b) In addition to the payment methods described in subsection
(a), the Option may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a bank or broker to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price and, unless otherwise allowed by the Committee, any applicable tax withholding under Section
6.6. The Company shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor.

         2.3      Option Period.

                  Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Committee, but not later than 10 years after the Award Date, and shall be subject to earlier termination as hereinafter provided.


         2.4      Exercise of Options.

                  (a) Subject to Sections 6.2 and 6.4, an Option may become exercisable or vest, in whole or in part, on the date or dates specified in the Award Agreement and thereafter shall remain exercisable until the expiration or earlier termination of the Option. An Option may be exercisable or vest on the Award Date.

                  (b) If an Option awarded to a Director, Officer or "beneficial owner" of the Company as defined by Rule 13d-3 under the Exchange Act is exercised within six months after the Award Date, any stock issued pursuant to the exercise of the Option may not be disposed of until six months after the Award Date.

                  (c) The Committee may, at any time after grant of the Option and from time to time, increase the number of shares exercisable at any time so long as the total number of shares subject to the Option is not increased. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 10 shares of Common Stock may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option.

         2.5      Limitations on Grant of Incentive Stock Options.

                  (a) To the extent that the aggregate fair market value of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as nonqualified stock options. For purposes of determining whether the $100,000 limit is exceeded, the fair market value of stock subject to options shall be determined as of the date the options are awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Company may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

                  (b) There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422A of the Code.

                  (c) No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

         2.6      Non-Employee Director Awards.

                  (a) Participation. Awards under this Section 2.6 shall be made only to Non-Employee Directors.

                  (b) Option Grants. After approval by shareholders of the provisions of this Section 2.6, as and when any person who is not then an officer or employee of the Company or any of its Subsidiaries shall become a director of the Company or any of its Subsidiaries, there shall be granted automatically (without any action by the Board or the Committee) a Nonqualified Stock Option (the grant or award date of which shall be the date such person takes office) to such person to purchase 3,000 shares of Common Stock if such person is the director of Company and 1,000 shares of Common Stock if such person is the director of a Subsidiary of the Company. Each person who is a Non-Employee Director in office as a director of the Company at the time that the provisions of this Section 2.6 are first approved by shareholders shall be granted without further action a Nonqualified Stock Option to purchase 3,000 shares of Common Stock (the grant date or award date of which shall be the date of the meeting at which shareholders first approve the provisions of this
Section 2.6). Each person who is a Non-Employee Director in office as a director of a Subsidiary of the Company at the time that the amendments to this Section
2.6 are first approved by shareholders shall be granted without further action a Nonqualified Stock Option to purchase 1,000 shares of Common Stock (the grant date or award date of which shall be the date of the meeting at which shareholders of the Company first approve the amendments to this Section 2.6).

                  (c) Subsequent Annual Options. In each calendar year during the term of the Plan, commencing in 1996 for directors of the Company and in 1997 for directors of a Subsidiary of the Company, there shall be granted automatically (without any action by the Committee or the Board) (i) a Nonqualified Stock Option to purchase 3,000 shares of Common Stock to each Non-Employee Director of the Company who is re-elected as a director of the Company or who continues as a director of the Company (the grant date or award date of which shall be the date of the annual meeting of shareholders of the Company in each such year), and (ii) a Nonqualified Stock Option to purchase 1,000 shares of Common Stock to each Non-Employee Director of a Subsidiary of the Company who is re-elected as a director of such Subsidiary of the Company or who continues as a director of such Subsidiary of the Company (the grant date or award date of which shall be the date of the annual meeting of shareholders of the Company in each such year).

                  (d) Option Price. The purchase price per share of the Common Stock covered by each Option granted pursuant to this Section 2.6 shall be one hundred percent of the Fair Market Value of the Common Stock on the Award Date. The purchase price of any shares purchased shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the business day next preceding the date of exercise of the Option, or partly in such shares and partly in cash.

                  (e)      Option Period. Each Option granted under this Section
2.6 and all rights or obligations thereunder shall expire on the tenth anniversary of the Award Date and shall be subject to earlier termination as provided below.

                  (f) Exercise of Options. Except as otherwise provided in Sections 2.6(f) and 2.6(g), each Option granted under this Section 2.6 shall become exercisable as to one-third of the covered shares twelve months after the Award Date, as to an additional one-third of the covered shares twenty-four months after the Award Date, and as to all covered shares thirty-six months after the Award Date.

                  (g) Termination of Directorship. If a Non-Employee Director Participant's services as a member of the Board or a Subsidiary's Board, as the case may be, terminate, each Option granted pursuant to Section 2.6(b) or (c) hereof held by such Non-Employee Director Participant which is not then exercisable shall terminate; provided, however, that if a Non-Employee Director Participant's services as a member of the Board or a Subsidiary's Board, as the case may be, terminate by reason of death or Total Disability, the Committee may, in its discretion, consider to be exercisable a greater portion of any such Option than would otherwise be exercisable, upon such terms as the Committee shall determine. If a Non-Employee Director Participant's services as a member of the Board or a Subsidiary's Board, as the case may be, terminate by reason of death or Total Disability, any portion of any such Option which is then exercisable may be exercised for one year after the date of such termination or the balance of such Option's term, whichever period is shorter. If a Non-Employee Director Participant's services as a member of the Board or a Subsidiary's Board, as the case may be, terminate for any other reason, any portion of any such Option which is then exercisable may be exercised for three months after the date of such termination or the balance of such Option's term, whichever period is shorter.

                  (h) Acceleration Upon an Event. Immediately prior to the occurrence of an Event, in order to protect the holders of Options granted under this Section 2.6, each Option granted under Section 2.6(b) or (c) hereof shall become exercisable in full.

                  (i) Limitation on Amendments and Authority. Notwithstanding any other provision of this Plan, the provisions of this Section
2.6 shall not be amended more than once every six months, other than as may be necessary to conform with any applicable changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the applicable rules thereunder. Any discretionary authority granted to the Board or the Committee pursuant to this Plan shall not be applicable to Options granted pursuant to this Section 2.6.

                  (j) Transfer and Other Restrictions Under Rule 16b-3. The provisions of Section 6.12 are incorporated herein by this reference, except that each time the words "Participant" and "Participants" appear in such section they shall be replaced with the words "Non-Employee Director Participant" and "Non-Employee Director Participants," respectively.

                  (k) Adjustments. The specific numbers of shares stated in the foregoing provisions of Section 2.6(b) and (c) hereof and the consideration payable for such shares shall be subject to adjustment in certain events as provided in Section 6.2 of this Plan.

                  (l) Effective Date of Section 2.6. This Section 2.6 shall be effective as of the date of Board approval, subject to shareholder approval within twelve months after such date.


III.     STOCK APPRECIATION RIGHTS.

         3.1      Grants.

                  In its discretion, the Committee may grant Stock Appreciation Rights concurrently with the grant of Options. A Stock Appreciation Right shall extend to all or a portion of the shares covered by the related Option. A Stock Appreciation Right shall entitle the Participant who holds the related Option, upon exercise of the Stock Appreciation Right and surrender of the related Option, or portion thereof, to the extent the Stock Appreciation Right and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 3.3. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422A of the Code and the regulations promulgated thereunder. In its discretion, the Committee may also grant Stock Appreciation Rights independently of any Option subject to such conditions as the Committee may in its absolute discretion provide.

         3.2      Exercise of Stock Appreciation Rights.

                  (a) A Stock Appreciation Right granted concurrently with an Option shall be exercisable only at such time or times, and to the extent, that the related Option shall be exercisable and only when the Fair Market Value of the stock subject to the related Option exceeds the exercise price of the related Option.

                  (b) In the event that a Stock Appreciation Right granted concurrently with an Option is exercised, the number of shares of Common Stock subject to the related Option shall be charged against the maximum amount of Common Stock that may be issued or transferred pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall also be reduced by such number of shares.

                  (c) If a Stock Appreciation Right granted concurrently with an Option extends to less than all the shares covered by the related Option and if a portion of the related Option is thereafter exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only if and to the extent that the remaining number of shares covered by such related Option is less than the remaining number of shares subject to such Stock Appreciation Right.

                  (d) A Stock Appreciation Right granted independently of any Option shall be exercisable pursuant to the terms of the Award Agreement. If a Stock Appreciation Right is awarded to a Director, Officer or "beneficial owner" of the Company as defined by Rule 13d-3 under the Exchange Act, any stock issued in connection with the Stock Appreciation Right may not be disposed of until six months elapse from the Award Date.

         3.3      Payment.

                  (a) Upon exercise of a Stock Appreciation Right and surrender of an exercisable portion of the related Option, the Participant shall be entitled to receive payment of an amount determined by multiplying

                           (i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

                           (ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

                  (b) The Committee, in its sole discretion, may settle the amount determined under paragraph (a) above solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. In any event, cash shall be paid in lieu of fractional shares. Absent a determination to the contrary, all Stock Appreciation Rights shall be settled in cash as soon as practicable after exercise. The exercise price for the Stock Appreciation Right shall be the exercise price of the related Option. Notwithstanding the foregoing, the Committee may, in the Award Agreement, determine the maximum amount of cash or stock or a combination thereof which may be delivered upon exercise of a Stock Appreciation Right.

                  (c) Upon exercise of a Stock Appreciation Right granted independently of any Option, the Participant shall be entitled to receive payment of an amount based on a percentage, specified in the Award Agreement, of the difference obtained by subtracting the Fair Market Value per share of Common Stock on the Award Date from the Fair Market Value per share of Common Stock on the date of exercise of the Stock Appreciation Right. Such amount shall be paid as described in paragraph (b) above.


IV.      RESTRICTED STOCK AWARDS.

         4.1      Grants.

                  Subject to Section 1.4, the Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such shares by the Participant and the restrictions imposed on such shares, which restrictions shall not terminate earlier than six months after the Award Date.

         4.2      Restrictions.

                  (a) Shares of Common Stock included in Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested.

                  (b) Participants receiving Restricted Stock shall be entitled to dividend and voting rights for the shares issued even though they are not vested, provided that such rights shall terminate immediately as to any forfeited Restricted Stock.

                  (c) In the event that the Participant shall have paid cash in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned upon a forfeiture (with or without an earnings factor).

V.       PERFORMANCE SHARE AWARDS.

         5.1      Grants.

                  The Committee may, in its discretion, grant Performance Share Awards to Eligible Employees based upon such factors as the Committee shall determine. A Performance Share Award agreement shall specify the number of shares of Common Stock subject to the Performance Share Award, the price, if any, to be paid for such shares by the Participant and the conditions upon which issuance to the Participant shall be based, which issuance shall not be earlier than six months after the Award Date.


VI.      OTHER PROVISIONS.

         6.1      Rights of Eligible Employees, Participants and
                  Beneficiaries.

                  (a) Status as an Eligible Employee shall not be construed as a commitment that any Award will be granted under this Plan to any Eligible Employee generally.

                  (b) Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Awards) shall confer upon any Eligible Employee or Participant any right to continue in the service or employ of the Company or constitute any contract or agreement of service or employment, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the services or employment of such Eligible Employee or Participant, with or without cause, but nothing contained in this Plan or any document related thereto shall affect any independent contractual right of any Eligible Employee or Participant. Nothing contained in this Plan or any document related hereto shall influence the construction or interpretation of the Company's Certificate of Incorporation or Bylaws regarding service on the Board.

                  (c) Amounts payable pursuant to an Award shall be paid only to the Participant or, in the event of the Participant's death, to the Participant's Beneficiary or, in the event of the Participant's Total Disability, to the Participant's Personal Representative or, if there is none, to the Participant. Other than by will or the laws of descent and distribution, no benefit payable under, or interest in, this Plan or in any Award shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, debts, contracts, liabilities, engagements or torts of any Eligible Employee, Participant or Beneficiary. The Committee shall disregard any attempted transfer, assignment or other alienation prohibited by the preceding sentence and shall pay or deliver such cash or shares of Common Stock in accordance with the provisions of this Plan. The designation of a Beneficiary hereunder shall not constitute a transfer for these purposes.

                  (d) Options payable under this Plan shall be payable in shares and no special or separate reserve, fund or deposit shall be made to assure payment of such Options. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award granted hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than (and will be subordinate to) the right of any unsecured general creditor of the Company.

         6.2      Adjustments Upon Changes in Capitalization.

                  (a) If the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Company or of another issuer, or if additional shares or new or different securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger to which the Company is a party, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate adjustment shall be made in the number and kind of shares or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards. A corresponding adjustment to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, paid in connection with Restricted Stock Awards or Performance Share Awards shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Award not exercised but with a corresponding adjustment in the price for each share. Corresponding adjustments shall be made with respect to Stock Appreciation Rights based upon the adjustments made to the Options to which they are related or, in the case of Stock Appreciation Rights granted independently of any Option, based upon the adjustments made to Common Stock.

                  (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, the Plan shall terminate. Notwithstanding the foregoing, the Committee may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combinations): (i) for the assumption by the successor corporation of the Awards theretofore granted or the substitution by such corporation for such Awards of Awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (ii) for the continuance of this Plan by such successor corporation in which event this Plan and the Options shall continue in the manner and under the terms so provided; or (iii) for the payment in cash or shares of Common Stock in lieu of and in complete satisfaction of such Awards.

                  (c) In adjusting Awards to reflect the changes described in this Section 6.2, or in determining that no such adjustment is necessary, the Committee may rely upon the advice of independent counsel and accountants of the Company, and the determination of the Committee shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

         6.3      Termination of Employment.

                  (a) If the Participant's service to or employment by the Company terminates for any reason other than Retirement, death or Total Disability, the Participant shall have, subject to earlier termination pursuant to or as contemplated by Section 2.3, thirty days or such shorter period as is provided in the Award Agreements from the date of termination of services or employment to exercise any Option to the extent it shall have become exercisable on the date of termination of employment, and any Option not exercisable on that date shall terminate. Notwithstanding the preceding sentence, in the event the Participant is discharged for cause as determined by the Committee in its sole discretion, all Options shall lapse immediately upon such termination of services or employment.

                  (b) If the Participant's service to or employment by the Company terminates as a result of Retirement or Total Disability, the Participant or Participant's Personal Representative, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 2.3, 3 months or such shorter period as is provided in the Award Agreements from the date of termination of services or employment to exercise any Option to the extent it shall have become exercisable by the date of termination of services or employment and any Option not exercisable on that date shall terminate.

                  (c) If the Participant's service to or employment by the Company terminates as a result of death while the Participant is rendering services to the Company or is employed by the Company or during the 3 month period referred to in subsection (b) above, the Participant's Option shall be exercisable by the Participant's Beneficiary, subject to earlier termination pursuant to or as contemplated by Section 2.3, during the 3 month period or such shorter period as is provided in the Award Agreements following the Participant's death, as to all or any part of the shares of Common Stock covered thereby to the extent exercisable on the date of death (or earlier termination).

                  (d) Each Stock Appreciation Right granted concurrently with an Option shall have the same termination provisions and exercisability periods as the Option to which it relates. The termination provisions and exercisability periods of any Stock Appreciation Right granted independently of an Option shall be established in accordance with Section 3.2(d). The exercisability period of a Stock Appreciation Right shall not exceed that provided in Section 2.3 or in the related Award Agreement and the Stock Appreciation Right shall expire at the end of such exercisability period.

                  (e) In the event of termination of services to or employment with the Company for any reason, (i) shares of Common Stock subject to the Participant's Restricted Stock Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not become vested on that date; and (ii) shares of Common Stock subject to the Participant's Performance Share Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not been issued or become issuable on that date.

                  (f) In the event of termination of services to or employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, upon such terms as the Committee shall determine.

                  (g) If an entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 6.3 to be a termination of services or employment of each consultant or employee of that entity who does not continue as a consultant or as an employee of another entity within the Company.

                  (h) Upon forfeiture of a Restricted Stock Award pursuant to this Section 6.3, the Participant, or his or her Beneficiary or Personal Representative, as the case may be, shall transfer to the Company the portion of the Restricted Stock Award not vested at the date of termination of services or employment, without payment of any consideration by the Company for such transfer unless the Participant paid a purchase price in which case repayment, if any, of that price shall be governed by the Award Agreement. Notwithstanding any such transfer to the Company, or failure, refusal or neglect to transfer, by the Participant, or his or her Beneficiary or Personal Representative, as the case may be, such nonvested portion of any Restricted Stock Award shall be deemed transferred automatically to the Company on the date of termination of services or employment. The Participant's original acceptance of the Restricted Stock Award shall constitute his or her appointment of the Company and each of its authorized representatives as attorney(s)-in-fact to effect such transfer and to execute such documents as the Company or such representatives deem necessary or advisable in connection with such transfer.

         6.4      Acceleration of Awards.

                  Unless prior to an Event the Board determines that, upon its occurrence, there shall be no acceleration of Awards or determines those selected Awards which shall be accelerated and the extent to which they shall be accelerated, upon the occurrence of an Event (i) each Option and each related Stock Appreciation Right shall become immediately exercisable to the full extent theretofore not exercisable, (ii) Restricted Stock shall immediately vest free of restrictions and (iii) the number of shares covered by each Performance Share Award shall be issued to the Participant; subject, however, to compliance with applicable regulatory requirements, including without limitation Rule 16b-3 promulgated by the Commission pursuant to the Exchange Act and Section 422A of the Code. For purposes of this section only, the Board shall mean the Board as constituted immediately prior to the Event.

         6.5      Government Regulations.

                  This Plan, the granting and vesting of Awards under this Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Commission) which may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Awards may be granted under this Plan, and no shares shall be issued by the Company, pursuant to or in connection with any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the Company, been complied with. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Company, give assurances and representations satisfactory to counsel to the Company in respect of such matters as the Company may deem desirable to assure compliance with all applicable legal requirements.

         6.6      Tax Withholding.

                  (a) Upon the disposition by a Participant or other person of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422A of the Code, or upon the exercise of a Nonqualified Stock Option, the exercise of a Stock Appreciation Right, the vesting of a Restricted Stock Award or the payment of a Performance Share Award the Company shall have the right to (i) require such Participant or such other person to pay by cash or check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such transactions or (ii) deduct from amounts paid in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amounts. The above notwithstanding, in any case where a tax is required to be withheld in connection with the issuance or transfer of shares of Common Stock under this Plan, the Participant may elect, pursuant to such rules as the Committee may establish, to have the Company reduce the number of such shares issued or transferred by the appropriate number of shares to accomplish such withholding; provided, the Committee may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 promulgated by the Commission pursuant to the Exchange Act.

                  (b) The Committee may, in its discretion, permit a loan from the Company to a Participant in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received pursuant to a transaction described in subsection (a) above. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and rules as the Committee may establish.

         6.7      Amendment, Termination and Suspension.

                  (a) The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan (or any part hereof). In addition, the Committee may, from time to time, amend or modify any provision of this Plan except Section 6.4 and, with the consent of the Participant, make such modifications of the terms and conditions of such Participant's Award as it shall deem advisable. The Committee, with the consent of the Participant, may also amend the terms of any Option to provide that the Option price of the shares remaining subject to the original Award shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Option which is amended in accordance with the foregoing shall be required, although the Committee may, in its discretion, make such further modifications of any such Option as are not inconsistent with or prohibited by this Plan. No Awards may be granted during any suspension of this Plan or after its termination.

                  (b) If an amendment would materially (i) increase the benefits accruing to Participants, (ii) increase the aggregate number of shares which may be issued under this Plan, or (iii) modify the requirements of eligibility for participation in this Plan, the amendment shall be approved by the Board and, to the extent then required by Rule 16b-3 under the Exchange Act,
Section 425 of the Code or any successor provisions, rules or statutes thereto, by a majority of the shareholders.

                  (c) In the case of Awards issued before the effective date of any amendment, suspension or termination of this Plan, such amendment, suspension or termination of the Plan shall not, without specific action of the Board or the Committee and the consent of the Participant, in any way modify, amend, alter or impair any rights or obligations under any Award previously granted under the Plan.

         6.8      Privileges of Stock Ownership; Nondistributive Intent.


                  A Participant shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to him or her. Upon the issuance and transfer of shares to the Participant, unless a registration statement is in effect under the Securities Act and applicable state securities law, relating to such issued and transferred Common Stock and there is available for delivery a prospectus meeting the requirements of Section 10 of the Securities Act, the Common Stock may be issued and transferred to the Participant only if he or she represents and warrants in writing to the Company that the shares are being acquired for investment and not with a view to the resale or distribution thereof. No shares shall be issued and transferred unless and until there shall have been full compliance with any then applicable regulatory requirements (including those of exchanges upon which any Common Stock of the Company may be listed).

         6.9      Effective Date of the Plan.

                  This Plan shall be effective upon its approval by the Board, subject to approval by the shareholders of the Company within twelve months from the date of such Board approval.

         6.10     Term of the Plan.

                  Unless previously terminated by the Board, this Plan shall terminate ten years after the Effective Date of the Plan, and no Awards shall be granted under it thereafter, but such termination shall not affect any Award theretofore granted.

         6.11     Governing Law.

                  This Plan and the documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of California. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

         6.12     Transfer and Other Restrictions under Rule 16b-3.

                  Any Option, similar right (including Stock Appreciation Rights) or other Award that would constitute a derivative security (as such phrase is defined in Rule 16a-1 under the Exchange Act and used in Rule 16b-3 thereunder) and that is issued under this Plan shall not be transferable by the Participant other than by will, the laws of descent and distribution or pursuant to a QDRO. The designation of beneficiary by an officer or director of the Company shall not be deemed to constitute a transfer under this Plan.

                  It is the intent of the Company that the Plan satisfy and be interpreted in a manner that in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfies the applicable requirements of the applicable Rule 16b- 3 so that such persons will be entitled to the benefits of such rule or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder in respect of benefits intended by the Plan. In furtherance of such intent and the Company's intent to satisfy any applicable state securities laws, the Awards granted under all of the provisions of the Plan, in the discretion of the Committee, may be deemed granted under a separate plan if so required, notwithstanding the designation of this document as a single plan for convenience of reference and to establish certain provisions and limitations applicable to all authorized Awards. If any provision of the Plan or of any Award would frustrate or otherwise conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be deemed void.

         6.13     Non-Exclusivity of Plan.

                  Nothing in this Plan shall limit or be deemed to limit the authority of the Board to grant options, stock awards or authorize any other compensations under any other plan or authority.


VII.     DEFINITIONS.

         7.1      Definitions.

                  (a) "Award" means an Option, which may be designated as a Nonqualified Stock Option or an Incentive Stock Option, a
Stock Appreciation Right, a Restricted Stock Award or Performance
Share Award, in each case granted under this Plan.

                  (b) "Award Agreement" means a written agreement setting forth the terms of an Award.

                  (c) "Award Date" means the date upon which the Committee took the action granting an Award or such later date as is prescribed by the Committee or, in the case of Options granted under Section 2.6, the date specified in such Section 2.6.

                  (d) "Beneficiary" means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death.

                  (e) "Board" means the Board of Directors of the Company.

                  (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (g)      "Commission" means the Securities and Exchange
Commission.

                  (h) "Committee" means the Compensation Committee appointed by the Board and consisting of two or more Board members or such greater number as may be required under applicable law, each of whom, during such time as one or more Participants may be subject to Section 16 of the Exchange Act, shall be a Disinterested Director; provided however, that the minimum number of members of the Committee may be reduced by the Board to the minimum number required by Rule 16b-3 promulgated by the Commission pursuant to the Exchange Act, as then in effect.

                  (i)      "Common Stock" means the Common Stock of the
Company.

                  (j) "Company" means Align-Rite International, Inc., a California corporation, and its successors.

                  (k) "Director" means member of the board of Directors of the Company or any person performing similar functions with respect to the Company.

                  (l) "Disinterested Director" means a member of the Board who was not, during the year prior to being appointed to the Committee, or during the period of service as an administrator hereunder, granted or awarded equity securities pursuant to the Plan or pursuant to any other plan of the Company or its affiliates, except to the extent consistent with the disinterested plan administration requirements under Rule 16b-3.

                  (m) "Eligible Employee" means an officer or key employee of the Company or any Subsidiary of the Company who has not served on the Committee within the preceding twelve months and any consultant to the Company or any Subsidiary of the Company whether or not such consultant is an employee.

                  (n)      "Event" means any of the following:

                           (1) Approval by the shareholders of the Company of the dissolution or liquidation of the Company;

                           (2) Approval by the shareholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities other than Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Company; or

                           (3) Approval by the shareholders of the Company of the sale of substantially all of the Company's business assets to a person or entity which is not a Subsidiary.

                           (4) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but excluding (x) any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder, and (y) any person having beneficial ownership of more than 5% of the outstanding voting power at the time of adoption of this
         Plan) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities entitled to then vote generally in the election of directors of the Company; or

                           (5) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new Board member was approved by a vote of at least majority of the Board members then still in office who were Board members at the beginning of such period (including for these purposes (but, in the case of a successor, without duplication) any new members whose election or nomination was so approved).

                  (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (p) "Fair Market Value" means (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the values established by the Committee for purposes of the Plan.

                  (q) "Incentive Stock Option" means an option which is designated as an incentive stock option within the meaning of Section 422A of the Code, the award of which contains such provisions as are necessary to comply with that section.

                  (r) "Non-Employee Director" means a member of the Board or a Subsidiary's Board who is not an officer or employee of the Company or a Subsidiary.

                  (s) "Non-Employee Director Participant" means a Non-Employee Director who has been granted an Option under Section 2.6.

                  (t) "Nonqualified Stock Option" means an option which is designated as a Nonqualified Stock Option.

                  (u) "Officer" means a president, vice-president, secretary, treasurer or principal financial officer, comptroller or principal accounting officer and any person routinely performing corresponding functions with respect to the Company.

                  (v) "Option" means an option to purchase Common Stock under this Plan. An Option shall be designated by the Committee as a Nonqualified Stock Option or an Incentive Stock Option.

                  (w) "Participant" means an Eligible Employee who has been granted an Award.

                  (x) "Performance Share Award" means an award of shares of cash or Common Stock, the issuance of which is contingent upon attainment of performance objectives specified by the Committee.

                  (y) "Personal Representative" means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Plan.

                  (z) "Plan" means the Align-Rite International, Inc. 1995 Stock Option Plan.

                  (aa) "QDRO" means an order requiring the transfer of an Award or portion thereof pursuant to a state domestic relations law to the spouse, former spouse, child or other dependent of a Participant. Such order must be in a form substantially identical to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended.

                  (bb) "Restricted Stock" means those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Agreement.

                  (cc) "Restricted Stock Award" means an award of a fixed number of shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

                  (dd) "Retirement" means retirement from employment by or providing services to the Company or any Subsidiary after age 65 and, in the case of employees, in accordance with the retirement policies of the Company then in effect.

                  (ee) "Rule 16b-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act as amended from time to time.

                  (ff) "Securities Act" means the Securities Act of 1933, as amended.

                  (gg) "Stock Appreciation Right" means a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, determined as provided in Section 3.3 (a).

                  (hh) "Subsidiary" means any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

                  (ii) "Subsidiary's Board" means the Board of Directors of a Subsidiary of the Company.

                  (jj) "Total Disability" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.